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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 29, 1996


                             Teknowledge Corporation
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


Delaware                           0-14793               94-2760916
----------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                  File Number)          Identification No.)


      1810 Embarcadero Road, Palo Alto, California          94303
      ----------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (415) 424-0500
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

      (a) Adoption of Rights Agreement.

      On January 29, 1996, the Board of Directors of Teknowledge Corporation (the "Company") declared a dividend distribution of one Common Stock Purchase Right (each a "Right" and collectively the "Rights") for each outstanding share of Common Stock, without par value ("Common Stock"), of the Company. The distribution was paid as of February 12, 1996 (the "Record Date"), to stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of the Company's Series A Preferred Stock, $.001 par value (the "Preferred Stock"), at a price of $2.00 (the "Purchase Price"). The description and terms of the Rights are set forth in the Rights Agreement dated as of January 29, 1996 (the "Rights Agreement"), between the Company and Registrar and Transfer Company (the "Rights Agent").

      Until the earlier to occur of (i) the tenth day following the first date of public announcement by the Company or by a person or group of affiliated or associated persons ("Acquiring Person"), other than the Company, any subsidiary of the Company or any employee benefit plan or employee stock plan of the Company or any of any subsidiary of the Company ("Exempt Person"), that such an Acquiring Person has acquired, or obtained the right to acquire, without approval of the Board of Directors or good faith determination of the Board of Directors that such a person or group of affiliated or associated persons has inadvertently become an Acquiring Person, beneficial ownership of securities of the Company representing 15% or more of the outstanding Common Stock of the Company (other than solely as a result of a reduction in the outstanding shares of the Common Stock of the Company) or such earlier date as a majority of the

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Board of Directors  shall become aware of such  acquisition  of the Common Stock
(the "Stock Acquisition Date") (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date) or
(ii) the tenth business day (subject to extension by the Board prior to the time a person becomes an Acquiring Person) following the commencement of, or public announcement of an intention to commence, a tender or exchange offer by any person (other than by an Exempt Person), the consummation of which would result in the beneficial ownership of 15% or more of the outstanding Common Stock by such person, together with its affiliates and associates (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to all shares of Common Stock that are issued after the Record Date prior to the Distribution Date (or earlier redemption or expiration of the Rights), by certificates representing such shares of Common Stock together with the Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be represented by and transferred with, and only with, the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) after the Record Date, will contain a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Stock certificates, with or without the aforesaid legend or the Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable

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following the Distribution  Date,  separate  certificates  evidencing the Rights
("Right Certificates") will be mailed to holders of record of the Company's Common Stock as of the close of business on the Distribution Date, and such separate certificates alone will evidence the Rights from and after the Distribution Date.

      The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on January 28, 2006, unless earlier redeemed or exchanged by the Company as described below.

      The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

      The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such other series). Each share

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of Preferred Stock will have a preferential  cumulative quarterly dividend in an amount equal to the greater of (a) $50.00 or (b) 100 times the dividend declared on each share of Common Stock. In the event of liquidation, the holders of Preferred Stock will receive a preferred liquidation payment equal to the greater of (a) $200.00 per share, plus accrued dividends to the date of distribution whether or not earned or declared, or (b) an amount per share equal to 100 times the aggregate payment to be distributed per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged for or changed into other securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 100 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary anti-dilution provisions. Fractional shares (in integral multiples of one one-hundredth) of Preferred Stock will be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares other than fractions that are multiples of one one-hundredth of a share, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.


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      In the event  (i) any  person  (other  than an  Exempt  Person),  alone or together with its affiliates or associates, becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock or (ii) any Acquiring Person or any of its Affiliates or Associates, directly or indirectly, (1) consolidates with or merges into the Company or any of its subsidiaries or otherwise combines with the Company or any of its subsidiaries in a transaction in which the Company or such subsidiary is the continuing or surviving corporation of such merger or combination and the Common Stock of the Company remains outstanding and no shares thereof shall be changed into or exchanged for stock or other securities of any other person or of the Company or cash or any other property, (2) transfers, in on one or more transactions, any assets to the Company or any of its subsidiaries in exchange for capital stock of the Company or any of its subsidiaries or for securities exercisable for or convertible into capital stock of the Company or any of its subsidiaries or otherwise obtains from the Company or any of its subsidiaries, with or without consideration, any capital stock of the Company or any of its subsidiaries or securities exercisable for or convertible into capital stock of the Company or any of its subsidiaries (other than as part of a pro rata offer or distribution to all holders of such stock), (3) sells, purchases, leases, exchanges, mortgages, pledges, transfers or otherwise disposes to, from or with the Company or any of its subsidiaries, as the case may be, assets on terms and conditions less favorable to the Company or such subsidiary than the Company or such subsidiary would be able to obtain in arm's-length negotiation with an unaffiliated third party, (4) receives any compensation from the Company or any of its subsidiaries for services other than compensation for employment as a regular or part-time employee, or fees for serving as a director at rates in accordance with the

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Company's (or its subsidiary's) past practice,  (5) receives the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credit or advantage, or (6) engages in any transaction with the Company (or any of its subsidiaries) involving the sale, license, transfer or grant of any right in, or disclosure of, any patents, copyrights, trade secrets, trademarks or know-how (or any other intellectual or industrial property rights recognized under any country's intellectual property rights laws) which the Company (including its subsidiaries) owns or has the right to use on terms and conditions not approved by the Board of Directors of the Company, or (iii) while there is an Acquiring Person, there shall occur any
reclassification  of  securities   (including  any  reverse  stock  split),  any
recapitalization of the Company, or any merger or consolidation of the Company with any of its subsidiaries or any other transaction or transactions involving the Company or any of its subsidiaries (whether or not involving the Acquiring Person) which have the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries which is directly or indirectly owned or controlled by the Acquiring Person (such events are collectively referred to herein as the "Flip-In Events"), then, and in each such case, each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the then current Purchase Price, in lieu of one one-hundredth of a share of Preferred Stock per outstanding Right, that number of shares of Common Stock having a market value at the time of the transaction equal to the Purchase Price (as adjusted to the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable


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immediately  prior to such Flip-In Event) divided by one-half the average of the daily closing prices per share of the Common Stock for the thirty consecutive trading days ("Current Market Price") on the date of such Flip-In Event.
Notwithstanding the foregoing, Rights held by the Acquiring Person or any Associate or Affiliate thereof or certain transferees will be null and void and no longer be transferable.

      The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with this paragraph such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Market Price of a share of Common Stock. In the event that insufficient shares of Common Stock are available to permit the exercise in full of the Rights in accordance with the foregoing paragraph, the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the "Spread") of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with this paragraph (the "Current Value") over (2) the Purchase Price, and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing paragraph), make adequate provision to substitute for the shares of Common Stock issuable in accordance with this paragraph upon exercise of the Right and payment of the Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same

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value as the shares of Common Stock,  (4) debt  securities  of the Company,  (5)
other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price); provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event, then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. Rights are not exercisable following the occurrence of the events set forth in the foregoing paragraph until the expiration of the period during which the Rights may be redeemed as described below.

      Unless the Rights are earlier redeemed, in the event that following the first occurrence of a Flip-In Event, the Company were to be acquired in a merger or other business combination in which any shares of the Company's Common Stock are exchanged or converted for other securities or assets (other than a merger or other business combination in which the voting power represented by the Company's securities outstanding immediately prior thereto continues to represent all of the voting power represented by the securities of the Company thereafter and the holders of such securities have not changed as a result of such transaction), or 50% or more of the assets or earning power of the Company

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and its subsidiaries (taken as a whole) were to be sold or transferred in one or a series of related transactions (such transactions are collectively referred to herein as the "Flip-Over Events"), the Rights Agreement provides that proper provision shall be made so that each holder of record of a Right (other than an Acquiring Person, or affiliates or associates thereof) will from and after such date have the right to receive, upon payment of the then current Purchase Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to the Purchase Price divided by one-half the Current Market Price of such common stock.

      No fractional shares of Common Stock will be issued upon exercise of the Rights and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of Common Stock.

      At any time until the occurrence of a Flip-In Event, the Board may redeem the Rights in whole, but not in part, at a price of $.001 per Right. Immediately upon the action of the Board of Directors of the Company authorizing redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price without any interest thereon.

      At any time after the occurrence of a Flip-In Event and prior to the earlier of a Flip-Over Event or such time as any Person (other than an Exempt Person), together with all Affiliates and Associates, becomes the Beneficial Owner of more than 50% of the Common Stock outstanding, the Board of Directors of the Company may, at its option, exchange all or any portion of the outstanding Rights (other than Rights held by any Acquiring Person which have become void) for shares of Common Stock on a pro rata basis, at an exchange

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ratio of one share of Common Stock or one  one-hundredth of a share of Preferred
Stock (or of a share of a class or series of the Company's Preferred Stock having equivalent rights, preferences and privileges) per Right. Immediately upon the ordering of such exchange and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive shares of Common Stock or Common Stock Equivalents pursuant to the exchange. In the event there are insufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights, the Company shall take all actions necessary to authorize additional shares.

      Until the Rights become nonredeemable the Company may, except with respect to the redemption price of the Rights, amend the Rights Agreement in any manner. After the Rights become nonredeemable, the Company may amend the Rights Agreement to cure any ambiguity, to correct or supplement any provision which may be defective or inconsistent with any other provisions, to shorten or lengthen any time period under the Rights Agreement, or to arrange or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, provided that no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person or its affiliates or associates) or cause the Rights to again be redeemable or the Agreement to again be freely amendable.

      Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

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      The  issuance  of  the  Rights  is  not  taxable  to  the  Company  or  to stockholders under presently existing federal income tax law, and will not change the way in which stockholders can presently trade the Company's shares of Common Stock. If the Rights should become exercisable, stockholders, depending on then existing circumstances, may recognize taxable income.

      The Rights have certain anti-takeover effects. Under certain circumstances the Rights could cause substantial dilution to a person or group who attempts to acquire the Company on terms not approved by the Company's Board of Directors. However, the Rights should not interfere with any merger or other business combination approved by the Board.

      The form of Rights Agreement between the Company and Registrar and Transfer Company, as Rights Agent (including as Exhibit A the form of Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, as Exhibit B the form of Right Certificate, and as Exhibit C the Summary of Terms of Rights Agreement), the Company's press release dated
January 30, 1996 and a form of letter to the Company's stockholders dated February 12, 1996 are attached hereto as Exhibit 1 , Exhibit 2 and Exhibit 3, respectively, and incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.

      (b) Amendment of By-Laws.

      On January 29, 1996, the Board of Directors of the Company amended and restated its By-Laws to provide for (i) reservation exclusively to the Board of Directors, the Chairman and Chief Executive Officer or the President and Chief Operating Officer the right to call stockholder meetings and (ii) provisions

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relating to the conduct of stockholder  meetings,  as well as certain  technical changes. The text of the Amended and Restated By-Laws is set forth as Exhibit 4 hereto and the foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to such exhibit.

Item 7.  Financial Statements and Exhibits.

      The form of Rights Agreement between the Company and Registrar and Transfer Company, as Rights Agent (including as Exhibit A the form of Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, as Exhibit B the form of Right Certificate, and as Exhibit C the Summary of Terms of Rights Agreement), the Company's press release dated
January 30, 1996 and a form of letter to the Company's stockholders dated February 12, 1996 are attached hereto as Exhibit 1 , Exhibit 2 and Exhibit 3, respectively, and incorporated herein by reference. The Amended and Restated By-Laws of the Company is attached hereto as Exhibit 4 and incorporated herein by reference.

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                                    Page 14


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEKNOWLEDGE CORPORATION
                                  (Registrant)



      Date:  February 12, 1996      By:  /s/ Dennis Bugbee
                                         ----------------------------------
                                         Dennis Bugbee, Director of Finance

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                                    Page 15



                                  EXHIBIT INDEX




Exhibit             Description
-------             -----------
   1 Form of Rights Agreement between the Company and Registrar and Transfer Company, as Rights Agent (including as Exhibit A the form of Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, as Exhibit B the form of Right Certificate, and as Exhibit C the Summary of Terms of Rights Agreement).

   2      Press Release, dated January 30, 1996.

   3 Form of Letter to Teknowledge Corporation stockholders, dated February 12, 1996.

   4 Amended and Restated Bylaws of Teknowledge Corporation dated January 29, 1996.

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                                    Page 16


                                    EXHIBIT 1








                             TEKNOWLEDGE CORPORATION
                                       and
                         REGISTRAR AND TRANSFER COMPANY
                                  Rights Agent



                                RIGHTS AGREEMENT
                          Dated as of January 29, 1996


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                                    Page 17


                                TABLE OF CONTENTS

                                                                            Page


1.  Certain Definitions ...................................................    1

2.  Appointment of Rights Agent ...........................................    4

3.  Issuance of Right Certificates ........................................    4

4.  Form of Right Certificates ............................................    6

5.  Countersignature and Registration .....................................    6

6.  Transfer, Split Up, Combination and Exchange of Right
    Certificates; Mutilated, Destroyed, Lost or Stolen
    Right Certificates ....................................................    7

7.  Exercise of Rights; Purchase Price; Expiration Date of Rights .........    7

8.  Cancellation and Destruction of Right Certificates ....................    8

9.  Reservation and Availability of Shares of Preferred Stock .............    9

10. Preferred Stock Record Date ...........................................   10

11. Adjustments to Number and Kind of Shares, Number of Rights or
    Purchase Price ........................................................   10

12. Certification of Adjustments ..........................................   17

13. Consolidation, Merger or Sale or Transfer of Assets or Earning
    Power .................................................................   17

14. Fractional Rights and Fractional Shares ...............................   20

15. Rights of Action ......................................................   21

16. Agreement of Right Holders ............................................   21

17. Right Certificate Holder Not Deemed a Stockholder .....................   21

18. Concerning the Rights Agent ...........................................   22

19. Merger or Consolidation or Changed Name of Rights Agent ...............   22

20. Duties of Rights Agent ................................................   22

21. Change of Rights Agent ................................................   24

22. Issuance of New Right Certificates ....................................   25

23. Redemption ............................................................   25

24. Exchange of Rights for Common Stock ...................................   26

                                        i

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                                    Page 18



25. Notice of Proposed Actions ............................................   27

26. Notices ...............................................................   27

27. Supplements and Amendments ............................................   28

28. Successors ............................................................   28

29. Benefits of this Rights Agreement .....................................   28

30. Governing Law .........................................................   28

31. Counterparts ..........................................................   28

32. Descriptive Headings ..................................................   28

33. Severability ..........................................................   28

                                       ii

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                                    Page 19



                                RIGHTS AGREEMENT



      This Rights Agreement ("Rights Agreement"), is dated as of January 29, 1996, between Teknowledge Corporation, a Delaware corporation (the "Company"), and Registrar and Transfer Company, a New York corporation (the "Rights Agent").

                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Company on January 29, 1996 (i) announced that it authorized the issuance and declared a dividend of one right ("Right") for each share of the common stock of the Company ("Common Stock") outstanding as of the Close of Business (as such term is hereinafter defined) on February 12, 1996 (the "Record Date"), each Right representing the right to purchase one one-hundredth of a share of Series A Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A upon the terms and subject to the conditions hereinafter set forth, and (ii) further authorized the issuance of one Right with respect to each share of Common Stock of the Company that shall become outstanding between February 12, 1996, and the Distribution Date (as such term is hereinafter defined);

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

1. Certain Definitions. For purposes of this Agreement the following terms shall have the meanings indicated:

            (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, without the prior approval of the Board of Directors, shall be the Beneficial Owner (as such term is hereinafter defined) of fifteen percent (15%) or more of the outstanding Common Stock; provided, however, that in no event shall a Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than 15% of the Company's outstanding shares of Common Stock, become an Acquiring Person solely as a result of a reduction of the number of shares of outstanding Common Stock, including repurchases of outstanding shares of Common Stock by the Company, which reduction increases the percentage of outstanding shares of Common Stock beneficially owned by such Person, provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Company's outstanding shares of Common Stock then outstanding solely by reason of a reduction of the number of shares of outstanding Common Stock, and shall thereafter become the Beneficial Owner of any additional shares of Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person" unless upon the consummation of the acquisition of such additional shares of Common Stock such person does not own fifteen percent (15%) or more of the shares of Common Stock then outstanding, and provided further, that an Acquiring Person shall not include an Exempt Person (as such term is hereinafter defined). Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (i) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (ii) such Person was aware of the extent of its Beneficial Ownership but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement.

            (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as in effect on the date of this Agreement.

            (c)   A Person  shall be  deemed   the   "Beneficial  Owner"  of any
securities:

                  (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

                  (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), whether or not in writing, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, or any comparable or successor rule, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own", any securities if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting [except as described in clause (B) of subparagraph (ii) of this Section 1(c)] or disposing of any securities of the Company;

provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "beneficially own" any securities that are "beneficially owned" (as defined in this Section 1(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

      For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

            (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law or executive order to close.

            (e) "Close of Business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

            (f) "Common Stock" when used with reference to the Company shall mean the common stock of the Company. "Common Stock" when used with reference to any Person other than the Company which shall be organized in corporate form shall mean the capital stock or other equity security with the greatest per share voting power of such Person or, if such Person is a Subsidiary of or is controlled by another Person, the Person which ultimately controls such first-mentioned Person. "Common Stock" when used with reference to any Person other than the Company which shall not be organized in corporate form shall mean units of beneficial interest which shall represent the right to participate in profits, losses, deductions and credits of such Person and which shall be entitled to exercise the greatest voting power per unit of such Person.

            (g) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

            (h)   "Current  Market  Price" shall  have  the meaning set forth in
Section 11(d) hereof.

            (i)   "Current   Value"  shall   have   the  meaning  set  forth  in
Section 11(a)(iii) hereof.

            (j)   "Distribution  Date"  shall  have  the  meaning  set  forth in
Section 3(a) hereof.

            (k) "Equivalent Common Stock" shall have the meaning set forth in Section 11(b) hereof.

            (l)   "Exchange   Act"  shall   have   the   meaning  set  forth  in
Section 1(b) hereof.

            (m) "Exempt Person" shall mean the Company or any Subsidiary of the Company, including, without limitation, in its fiduciary capacity, any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, or any Person, organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan or funding other employee benefits for employees of the Company or any subsidiary of the Company.

            (n)   "Final  Expiration Date" shall  have  the meaning set forth in
Section 7(a) hereof.

            (o)   "Flip-In Event"  shall   mean    any   event   described   in
Section 11(a)(ii)(A), 11(a)(ii)(B) or 11(a)(ii)(C) hereof.

            (p) "Flip-In Exercise Payment" shall have the meaning set forth in Section 11(a)(ii) hereof.

            (q)   "Flip-In  Trigger  Date" shall have the meaning set  forth  in
Section 11(a)(iii) hereof.

            (r)   "Flip-Over   Event"   shall   mean  any  event   described  in
clause (x), (y) or (z) of Section 13(a) hereof.

            (s) "Flip-Over Exercise Payment" shall have the meaning set forth in Section 13(a) hereof.

            (t) "NASDAQ" shall have the meaning set forth in Section 9(b) hereof.

            (u)   "Person"  shall  mean  any  individual,   firm,   corporation,
partnership or other entity.

            (v) "Preferred Stock" shall mean the Series A Preferred Stock, $.01 par value of the Company having the rights, powers and preferences set forth in Exhibit A hereto, and, to the extent that there is not a sufficient number of shares of Series A Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, $.01 par value, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Stock.

            (w)   "Principal  Party"  shall  have   the   meaning  set  forth in
Section 13(b) hereof.

            (x)   "Purchase  Price"  shall  have   the   meaning  set  forth  in
Section 4(a) hereof.

            (y) "Record Date" shall have the meaning set forth in the WHEREAS clause at the beginning of the Agreement.

            (z)   "Redemption  Date"  shall  have  the   meaning   set  forth in
Section 7(a) hereof.

            (aa)  "Redemption  Price"  shall  have  the  meaning  set  forth  in
Section 23(a) hereof.

            (bb)  "Right  Certificate"  shall  have the  meaning  set  forth  in
Section 3(a) hereof.

            (cc) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (dd) "Stock Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the directors shall become aware of the existence of an Acquiring Person.

            (ee)  "Substitution  Period"  shall have the  meaning  set  forth in
Section 11(a)(iii) hereof.

            (ff) "Subsidiary" of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

            (gg)  "Summary  of  Rights"  shall  have  the  meaning  set forth in
Section 3(b) hereof.

            (hh)  "Trading  Day"   shall   have   the   meaning   set forth in
Section 11(d) hereof.

            (ii) "Triggering Event" shall mean any event described in Section 11(a)(ii)(A), 11(a)(ii)(B) or 11(a)(ii)(C) or Section 7(c), 13 hereof.

            (jj) "Voting Power" shall mean the voting power of all securities of the Company then outstanding and generally entitled to vote for the election of directors of the Company.

      Any determination required by the definitions contained in this Section 1 shall be made by the Board of Directors of the Company in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of the Rights.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and any Co-Rights Agents shall be as the Company shall determine.

3.    Issuance of Right Certificates.

            (a) Until the earlier of (i) the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the tenth business day (or such later date as may be determined by action of the

Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intent of any Person (other than an Exempt Person) to commence (which intention to commence remains in effect for five business days after such announcement), a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of 15% or more of the outstanding Common Stock (irrespective of whether any shares are actually purchased pursuant to any such offer) (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(c) hereof) by the certificates for the Common Stock registered in the names of the holders of the Common Stock and not by separate Right Certificates, and (y) each Right will be transferable only in connection with the transfer of a share (subject to adjustment as hereinafter provided) of Common Stock. As soon as practicable after the Distribution Date, the Rights Agent will mail, by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date. as shown by the records of the Company, to the address of such holder shown on such records, a Right certificate in substantially the form of Exhibit B hereto ("Right Certificate") evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date the Rights will be evidenced solely by such Right Certificates.

            (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, substantially in the form attached hereto as Exhibit C ("Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

            (c) Rights shall be issued in respect of all shares of Common Stock that are issued (either as an original issuance or from the Company's treasury) after the Record Date prior to the earlier of the Distribution Date, the Redemption Date or the Expiration Date. With respect to certificates representing such shares of Common Stock, the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Redemption Date or Final Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date (with or without a copy of the Summary of Rights attached thereto), shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby.

            (d) Certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) after the Record Date but prior to the earlier of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

      This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Teknowledge Corporation and Registrar and Transfer Company, as Rights Agent, dated as of January 29, 1996, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of Teknowledge Corporation Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Teknowledge Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to, beneficially owned by or transferred to any person who is or becomes an Acquiring Person (as defined in the Rights Agreement) or an Associate or Affiliate (as defined in the Rights Agreement) thereof and certain transferees thereof will be null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, the Rights associated with the Common Stock represented by such certificates shall, until the Distribution Date, be evidenced by such certificates alone, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any such certificate shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the earlier of the Distribution Date, the Redemption Date or the Expiration Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock no longer outstanding.

      Notwithstanding this paragraph (d), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

4.    Form of Right Certificates.

            (a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11.13 and 22 hereof, the Right Certificates evidencing the Rights issued on the Record Date whenever such certificates are issued, shall be dated as of the Record Date and the Right Certificates evidencing Rights to holders of record of Common Stock issued after the Record Date shall be dated as of the Record Date but shall also be dated to reflect the date of issuance of such Right Certificate. On their face, Right Certificates shall entitle the holders thereof to purchase, for each Right, one one-hundredth of a share of Preferred Stock, or other securities or property as provided herein, as the same may from time to time be adjusted as provided herein, at the price per share of $2.00, as the same may from time to time be adjusted as provided herein (the "Purchase Price").

            (b) Notwithstanding any other provision of this Rights Agreement, any Right Certificate that represents Rights that are or were at any time on or after the earlier of the Stock Acquisition Date or the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any transferee of such Rights) shall have impressed on, printed on, written on or otherwise affixed to it (if the Company or the Rights Agent has knowledge that such Person is an Acquiring Person or an Associate or Affiliate thereof or transferee of such Persons or a nominee of any of the foregoing) the following legend:

      The beneficial owner of the Rights represented by this Right Certificate is an Acquiring Person or an Affiliate or Associate (as defined in the Rights Agreement) of an Acquiring Person or a subsequent holder of such Right Certificates beneficially owned by such Persons. Accordingly, this Right Certificate and the Rights represented hereby are null and void and will no longer be transferable as provided in the Rights Agreement.

The provisions of Section 11(a)(ii) and Section 24 of this Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificates.

5.    Countersignature and Registration.

            (a) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the

Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

            (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated for such purposes, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates and the certificate numbers for each of the Right Certificates.

6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

            (a) Subject to the provisions of Sections 7(e), 11(a)(ii) and 14 hereof, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be (i) transferred or (ii) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock or other securities as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for such purposes with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall, subject to Sections 4(b), 7(e), 11 and 14 hereof, countersign (by manual signature) and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

            (b) Subject to the provisions of Section 11(a)(ii) hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

            (a) Subject to Section 11(a)(ii) hereof, the Rights shall become exercisable, and may be exercised to purchase Preferred Stock, except as otherwise provided herein, in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at 2 Broadway, New York, N.Y. 10004, together with payment of the Purchase Price with respect to each Right exercised, subject to adjustment as hereinafter provided, at or prior to the Close of Business on the earlier of (i) January 28, 2006 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (such date being herein referred to as the "Redemption Date") or (iii) the time at which all such Rights are exchanged as provided in Section 24 hereof (the earliest of (i), (ii), (iii) and (iv) being herein referred to as the "Expiration Date").

            (b) The Purchase Price and the number of shares of Preferred Stock or other securities or consideration to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 7(c), 13 hereof. The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c), 13 hereof.

            (c) Except as provided in Section 11(a)(ii) hereof, upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) or so much thereof as is necessary for the shares to be purchased and an amount equal to any applicable transfer tax, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) requisition from any transfer agent of the Preferred Stock (or make available if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock so elected to be purchased and the Company will comply and hereby authorizes and directs such transfer agent to comply with all such requests, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with
Section 14(b) hereof, and (iii) promptly after receipt of such Preferred Stock certificates cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event of a purchase of securities, other than Preferred Stock, pursuant to Section 11(a) or Section 7(c), 13 hereof, the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii). In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

            (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

            (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have
(i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the Provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so

                                       8

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                                    Page 27


cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.    Reservation and Availability of Shares of Preferred Stock.

            (a) The Company covenants and agrees that at all times it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose (and, following the occurrence of a Triggering Event, other securities) or held in its treasury, the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights, provided, however, that the Company shall not be required to reserve and keep available shares of Preferred Stock or other securities sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii), Section 11(a)(iii) or Section 7(c), 13 hereof unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

            (b) The Company  shall (i) use its best  efforts to cause,  from and after such time as the Rights become exercisable, the Rights and all shares of Preferred Stock (and following the occurrence of a Triggering Event, other securities) issued or reserved for issuance upon exercise thereof to be reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, and if the Preferred Stock shall become listed on any national securities exchange, to cause, from and after such time as the Rights become exercisable, the Rights and all shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) issued or reserved for issuance upon exercise thereof to be listed on such exchange upon official notice of issuance upon such exercise and (ii) if then necessary, to permit the offer and issuance of such shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities), register and qualify such share of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) under the Securities Act and any applicable state securities or "blue sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the Redemption Date or the Final Expiration Date of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

            (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the occurrence of a Triggering Event, other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price in respect thereof), be duly and validly authorized and issued and fully paid and nonassessable shares in accordance with applicable law.

            (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities, as the case may be) upon

                                       9

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                                    Page 28


the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Preferred Stock (or other securities, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Preferred Stock (or other securities, as the case may be) to a person other than such registered holder until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

10. Preferred Stock Record Date. Each Person in whose name any certificate for shares of Preferred Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to the shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustments to Number and Kind of Shares, Number of Rights or Purchase Price. The number and kind of shares subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

            (a) (i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare or pay any dividend on Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock or other securities, which, if such Right had been exercised immediately prior to such date, the holder thereof would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                  (ii)  Subject to Section 24, in the event

                        (A) any Acquiring Person or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall consolidate with or merge with and into the Company or any of its Subsidiaries or otherwise combine with the Company or any of its Subsidiaries and the Company or such Subsidiary shall be the continuing or surviving corporation of such consolidation, merger or combination and the Common Stock of the Company shall remain outstanding and no shares thereof shall be changed into or exchanged for stock or other securities of the Company or of any other Person or cash or any other property, or (2) shall, in one or more transactions, other than in connection with the exercise of a Right or Rights and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Company or of any Subsidiary of the Company, transfer any assets or property to the Company or any of its Subsidiaries in exchange (in whole or in part) for any shares of any class of capital stock of the Company or any of its Subsidiaries or any securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries, or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or any securities exercisable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (other than as part of a pro rata offer or distribution by the Company or such Subsidiary to all holders of such shares), or (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire (other than as a pro rata dividend) or dispose, to, from or with, as the case may be, in one transaction or a series of transactions, the Company or any of its Subsidiaries, assets (including securities) on terms and conditions less favorable to the Company or such Subsidiary than the Company or such Subsidiary would be able to obtain in arm's-length negotiation with an unaffiliated third party, or (4) shall receive any compensation from the Company or any of its Subsidiaries for services other than compensation for employment as a regular or part-time employee, or fees for serving as a director, at rates in accordance with the Company's (or its Subsidiary's) past practices, or (5) shall receive the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or tax advantage provided by the Company or any of its Subsidiaries, or (6) shall engage in any transaction with the Company (or any of its Subsidiaries) involving the sale, license, transfer or grant of any right in, or disclosure of. any patents, copyrights, trade secrets, trademarks, know-how or any other intellectual or industrial property rights recognized under any country's intellectual property laws which the Company (including its Subsidiaries) owns or has the right to use on terms and conditions not approved by the Board; or

                        (B)   any   Person,   alone   or   together   with   its
Affiliates and Associates, shall become an Acquiring Person; or

                        (C) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or any recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring
Person or any Affiliate or Associate of such Acquiring Person) which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries, or securities exercisable for or convertible into equity securities of the Company or any of its Subsidiaries, which is directly or indirectly beneficially owned by any Acquiring Person or any Affiliate or Associate of any Acquiring Person,

then upon the first occurrence of such Flip-In Event (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and
Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the Current Market Price per share of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon the exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Sections 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

                  (iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Market Price of a share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess (such excess, the "Spread") of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph
(ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing paragraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as ("Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the "Flip-In Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock and/or Common Stock Equivalents could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Common Stock Equivalents (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this
Section 11(a)(iii), the Company (x) shall provide, subject to the last sentence of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the first sentence of Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Flip-In Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

            (b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five calendar days after such record date) Preferred Stock, shares having the same rights, privileges and preferences as the Preferred Stock ("equivalent preferred stock") or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such non-cash consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

            (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

            (d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the thirty consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purpose of computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of the Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the ten consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of the Common Stock of (i) any dividend or distribution on the Common Stock (other than a regular quarterly cash dividend and other than the Rights), (ii) any subdivision, combination or reclassification of the Common Stock, and prior to the expiration of the requisite thirty Trading Day or ten Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used and shall be binding on the Rights Agent. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (ii) For the purpose of any computation hereunder, the "Current Market Price" per share (or one one-hundredth of a share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share (or one one-hundredth of a share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "Current Market Price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock and the "Current Market Price" per one one-hundredth of a share of Preferred Stock shall be equal to the Current Market Price per share of the Common Stock (as appropriately adjusted). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, "Current Market Price" per shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

            (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-hundredth of a share of Common Stock or other share or one-hundred-hundredth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

            (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock continued in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

            (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

            (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-hundred-hundredth) obtained by (i) multiplying (x) the number of one one-hundredths of a share of Preferred Stock covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

            (i) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of shares of Preferred Stock for which a Right may be exercised made pursuant to Sections 11(a)(i), 11(b) or 11(c), to adjust the number of Rights in lieu of any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

            (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Right Certificate issued hereunder.

            (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock, Preferred Stock or other capital stock issuable upon exercise of the Rights, the Company shall take any corporate action, including using its best efforts to obtain any required stockholder approvals, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, Preferred Stock or other capital stock at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and Common Stock Equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common Stock of the Company, shall be allocated as the payment for each share of Common Stock of the Company so received.

            (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Preferred Stock and other capital stock or securities upon the occurrence of the event requiring such adjustment.

            (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights. options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

            (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person, (ii) merge with or into any other Person, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, if (x) at the time of or immediately after such consolidation, merger or sale there are any charter or by-law provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect which substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger or sale unless prior thereto the

Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

            (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

            (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Record Date and prior to the Distribution Date (i) declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator or which shall be the number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately following the occurrence of such event.

12. Certification of Adjustments. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate signed by its Chief Executive Officer, its President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company setting forth such adjustment and a brief statement of the facts giving rise to such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any certificate prepared by the Company pursuant to Sections 11 and 13 and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any adjustment to be made pursuant to Sections 11 and 13 of this Rights Agreement shall be effective as of the date of the event giving rise to such adjustment.

13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

            (a) In the event that  following  the first  occurrence of a Flip-In
Event, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person or Persons and the Company shall not be the surviving or continuing corporation of such consolidation or merger, or (y) any Person or Persons shall consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or of the Company or each or any other property [other than, in the case of the transactions described in subparagraphs (x) or (y), a merger or consolidation which would result in all of the Voting Power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the Voting Power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such transactions], or (z) the Company or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer to any other Person or any Affiliate or Associate of such Person, in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event (a "Flip-Over Event"), proper provision shall be made so that
(i) each holder of a Right (other than Rights which have become void pursuant to
Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the Current Market Price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Rights Agreement; (iii) the term "Company" for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall only apply to such Principal Party following the first occurrence of a Flip-Over Event; and
(iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the rights; provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had he, at the time of such transaction, owned the shares of Common Stock of the Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may necessary to permit the subsequent exercise of the right in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

            (b)   "Principal Party" shall mean

                  (i) in the case of any transaction described in (x) or (y) of the first sentence of Section 13(a) hereof; (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value or (B) if no securities are so issued, (x) the Person that is the other party to the merger or consolidation and that survives said merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the greatest market value or (y) if the Person that is the other party to the merger or consolidation does not survive the merger or consolidation, the Person that does survive the merger or consolidation (including the Company if it survives); and

                  (ii) in the case of any transaction described in (z) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided,  however,  that in any such case described in the foregoing  (b)(i) or
(b)(ii), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the joint venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

            (c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and further providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party at its own expense shall:

                  (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

                  (ii) use its best efforts, if the Common Stock of the Principal Party shall become listed on a national securities exchange, to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange and, if the Common Stock of the Principal Party shall not be listed on a national securities exchange, to cause the Rights and the securities purchased upon exercise of the Rights to be reported by NASDAQ or such other system then in use;

                  (iii) deliver to holder of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

                  (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in
Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a).

            (d) Furthermore, in case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its Certificate of Incorporation or By-laws or other instrument governing its corporate affairs, which p rovision would have the

                                       19

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effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current market price (other than to holders of rights pursuant to this Section 13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13; then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

14.   Fractional Rights and Fractional Shares

            (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the then current market value of a whole Right. For the purposes of this Section 14(a), the then current market value of a Right shall be determined in the same manner as the Current Market Price of a share of Common Stock shall be determined pursuant to
Section 11(d) hereof.

            (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-hundredth of a share of Preferred Stock shall be one one-hundredth of the Current Market Price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

            (c) Following the occurrence of a Flip-In Event, the Company shall not be required to issue fractions of shares or units of Common Stock or Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such Common Stock or Common Stock Equivalents or other securities. In lieu of fractional shares or units of such Common Stock or Common Stock Equivalents or other securities, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value of a share or unit of such Common Stock or Common Stock Equivalent or other securities. For purposes of this Section 14(c), the Current Market Value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise and, if such Common Stock Equivalent is not traded, each such Common Stock Equivalent shall have the value of one one-hundredth of a share of Preferred Stock.

                                       20

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                                    Page 39


            (d) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or any fractional shares upon exercise of a Right.

15. Rights of Action. All rights of action in respect of this Agreement, other than any rights of action vested in the Rights Agent pursuant to Sections 18 and 20 below, are vested in the respective holders of record of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of record of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement.

16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

            (a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock;

            (b) after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

            (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

            (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

17. Right Certificate Holder Not Deemed a Stockholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of Common Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights in respect of any such stock or securities, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

18.   Concerning the Rights Agent.

            (a) The Company agrees to pay to the Rights Agent reasonable compensation for all service rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for any thing done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the cost and expenses of defending against any claim of liability in the premises. The indemnity provided herein shall survive the expiration of the Rights and the termination of this Rights Agreement.

            (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate, certificate for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons.

19.   Merger or Consolidation or Changed Name of Rights Agent.

            (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Right Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

            (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificate shall have the full force provided in the Right Certificates and in this Rights Agreement.

20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holder of Right Certificates, by their acceptance thereof, shall be bound:

            (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion.

            (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Current Market Price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by certificate signed by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

            (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

            (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

            (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 13, 23 or 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of Certificate furnished pursuant to Section 12 describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

            (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

            (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. Subject to Section 20(c) hereof, the Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business

Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

            (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other entity.

            (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

            (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

            (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this
Section 21, in no event shall the registration or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate controlled by a corporation described in clause (a) of this sentence. After appointment, the successor
Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23.   Redemption.

            (a) (i) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (x) the first occurrence of a Flip-In Event or
(y) the Close of Business on the Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").

            (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

            (c) In the case of a redemption permitted under Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

24.   Exchange of Rights for Common Stock.

            (a) The Board of Directors of the Company may, at its option, at any time after the occurrence of a Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which (i) shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) and (ii) shall include, without limitation, any Rights issued after the Distribution Date in accordance with Section 22) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropraitely adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).

            (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

            (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fractions thereof (or equivalent preferred shares, as such term is defined in Section 11(b)) having an aggregate current per share market price (determined pursuant to Section 11(d) hereof) equal to the current per share market price of one share of Common Stock
(determined  pursuant  to Section  11(d)  hereof) as of the date of the  Flip-In
Event.

            (d) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

            (e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the Current Market Price of a share of Common Stock (as defined in Section 11(d) hereof for the purposes of computations made other than pursuant to Section 11(a)(iii)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

25.   Notice of Proposed Actions.

            (a) In case the Company,  after the Distribution Date, shall propose
(i) to effect any of the transactions referred to in Section 11(a)(i) or to pay any dividend to the holders of record of its Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its Preferred Stock (other than a regular periodic cash dividend), or (ii) to offer to the holders of record of its Preferred Stock or options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for Preferred Stock) or shares of stock of any other class or any other securities, options, warrants, convertible or exchangeable securities or other rights, or (iii) to effect any reclassification of its Preferred Stock or any recapitalization or reorganization of the Company, or (iv) to effect any consolidation or merger with or into, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of record of a Right Certificate, in accordance with Section 26 hereof, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred to in Section 11(a)(i), or such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, sale or transfer of assets, liquidation, dissolution or winding up is to take place and the record date for determining participation therein by the holders of record of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of Preferred Stock, whichever shall be the earlier.

            (b) In case any of the transactions referred to in Section 11(a)(ii) or Section 13 of this Rights Agreement are proposed, then, in any such case, the Company shall give to each holder of Rights, in accordance with Section 26 hereof, notice of the proposal of such transaction at least 10 days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii) or
Section 13 hereof, as the case may be, and, upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

            (c) The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

26. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

            Teknowledge Corporation
            1810 Embarcadero Road
            Palo Alto, CA  94303
            Attention:  Chief Executive Officer

Subject to the provisions of Section 20 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

            Registrar and Transfer Company
            10 Commerce Drive
            Cranford, New Jersey 07016
            Attention:  Reorganization Department

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it papers upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent.

27. Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause the Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

28.   Successors.   All  of  the   covenants   and  provisions  of  this  Rights
Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

30. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made solely by residents of such state and performed entirely within such state.

31. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

32.   Descriptive  Headings.  Descriptive    headings of the several sections of
this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

33.   Severability.   If any term, provision, covenant  or restriction  of this
Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the reminder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed, and their seals affixed and attested, all as of the day and year first above written.


[SEAL]


ATTEST:                            TEKNOWLEDGE CORPORATION


By: /s/ Dennis Bugbee          By: /s/ Frederick Hayes-Roth
    ----------------------         ---------------------------------------------
    Name:  Dennis Bugbee           Name:  Frederick Hayes-Roth
    Title: Secretary               Title: Chairman and Chief Executive Officer

[SEAL]


ATTEST:                            TEKNOWLEDGE CORPORATION


By: /s/ Dennis Bugbee          By: /s/ Neil Jacobstein
    ----------------------         ---------------------------------------------
    Name:  Dennis Bugbee           Name:  Neil Jacobstein
    Title: Secretary               Title: President and Chief Operating Officer


[SEAL]

ATTEST:                             REGISTRAR AND TRANSFER COMPANY


By: /s/ Margaret Villani        By: /s/ Thomas L. Montrone
    -----------------------         --------------------------------------------
    Name:  Margaret Villani         Name:  Thomas L. Montrone
    Title: Vice President           Title: President and Chief Executive Officer

                                    EXHIBIT A


                             TEKNOWLEDGE CORPORATION

                                   CERTIFICATE
                     OF DESIGNATION, PREFERENCES AND RIGHTS
                               OF THE TERMS OF THE
                            Series A Preferred Stock


    Pursuant to Section 151 of the General Corporation Law of the State of
                                    Delaware


      We, the Chairman and Chief Executive Officer, President and Chief Operating Officer and Secretary, respectively, of Teknowledge Corporation, organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY
CERTIFY:

      That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the said Board of Directors on January 29, 1996, adopted the following resolution creating a series of 500,000 shares of Preferred Stock designated as Series A Preferred
Stock:

      RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

      Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock"), $.01 par value per share, and the number of shares constituting such series shall be 500,000.

      Section 2.  Dividends and Distributions.

            (A) The dividend rate on the shares of Series A Preferred Stock shall be for each quarterly dividend (hereinafter referred to as a "quarterly dividend period"), which quarterly dividend periods shall commence on January 1, April 1, June 1 and September 1 each year (each such date being referred to herein as a "Quarterly Dividend Payment Date") (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, at a rate per quarterly dividend period (rounded to the nearest cent) equal to the greater of (a) $50 or (b) subject to the provisions for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event this Company shall at any time after February 12, 1996 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

      Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

            (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (B) Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

            (C) Except as set forth herein, in the Certificate of Incorporation and in the By-laws, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

      Section 4. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

      Section 5.  Liquidation, Dissolution or Winding Up.

            (A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive the greater of (a) $200 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event pursuant to clause
(b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      Section 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date
(i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

      Section 7. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

      Section 8. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. All payments made with respect to fractional shares hereunder shall be rounded to the nearest whole cent.

      Section 9.  Certain Restrictions.

            (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends on, make any other  distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 9, purchase or otherwise acquire such shares at such time and in such manner.

      Section 10. Ranking. The Series A Preferred Stock shall be junior to all other Series of the Corporation's preferred stock as to the payment of dividends and the distribution of assets, unless the terms of any series shall provide otherwise.

      Section 11. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock voting together as a single class.

      IN WITNESS WHEREOF, we have executed and subscribed this Certificate and od affirm the foregoing as true under the penalties of perjury this 30th day of January, 1996.


                                         /s/ Frederick Hayes-Roth
                                         -------------------------------------
                                         Frederick Hayes-Roth
                                         Chairman and Chief Executive Officer


                                         /s/ Neil Jacobstein
                                         -------------------------------------
                                         Neil Jacobstein
                                         President and Chief Operating Officer

Attest:


/s/ Dennis Bugbee
------------------------
Dennis Bugbee, Secretary

                                    EXHIBIT B

                           [Form of Right Certificate]

Certificate No. W-                                 _______________ Rights

      NOT EXERCISABLE AFTER JANUARY 28, 2006, OR EARLIER IF REDEEMED OR EXCHANGED. AT THE OPTION OF THE COMPANY, THE RIGHTS MAY BE REDEEMED AT $.001 PER RIGHT OR EXCHANGED FOR PREFERRED STOCK ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. IN THE EVENT THAT THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO A PERSON WHO IS AN ACQUIRING PERSON OR CERTAIN TRANSFEREE OF THE RIGHTS PREVIOUSLY OWNED BY SUCH PERSONS, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                                RIGHT CERTIFICATE
                             TEKNOWLEDGE CORPORATION
      This  certifies  that  __________________________________,  or  registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of January 29, 1996 ("Rights Agreement") between Teknowledge Corporation, a Delaware corporation ("Company"), and Registrar and Transfer Company ("Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on January 28, 2006, at the principal office of the Rights Agent, or its successors as Rights Agent, designated for such purposes, one one-hundredth of a fully paid and nonassessable share of Series A Preferred Stock of the Company ("Preferred Stock") at a purchase price of $200.00 per one one-hundredth of a share, as the same may from time to time be adjusted in accordance with the Rights Agreement

("Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

      As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, securities other than shares of Preferred Stock, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Rights Agreement.

      Upon the occurrence of a Flip-In Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or any Affiliate or Associate of an Acquiring Person, such Rights shall be null and void and will no longer be transferable and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Events.

      This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of the Right Certificates, which limitation of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive office of the Company and are available upon written request to the Company.

      This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder of record to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

      Subject to the provisions of the Rights Agreement, at any time prior to the earlier of (i) the occurrence of a Flip-In Event (as such term is defined in the Rights Agreement) or (ii) the Expiration Date (as such term is defined in the Rights Agreement), the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right. Subject to the provisions of the Rights Agreement, the Company may, at its option, at any time after a Flip-In Event, exchange all or part of the Rights evidenced by this Certificate for shares of the Company's Common Stock or for Preferred Stock (or shares of a class or series of the Company's preferred stock having the same rights, privileges and preferences as the Preferred Stock).

      No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the option of the Company, be evidenced by depositary receipts), and no fractional shares of Common Stock will be issued upon the exchange of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Rights Agreement, fractions of shares of Preferred Stock or Common Stock shall receive an amount in cash equal to the same fraction of the then Current Market Price (as such term is defined in the Rights Agreement) of a share of Preferred Stock or Common Stock, as the case may be.

      No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors; or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (other than certain actions specified in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

      This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

      WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________________, _____.

ATTEST:                            TEKNOWLEDGE CORPORATION



______________________________     By:  __________________________________
Secretary
                                   Title: ________________________________



COUNTERSIGNED:                     REGISTRAR AND TRANSFER COMPAN
                                   As Rights Agent

                                   By:  __________________________________
                                        Authorized Officer

                  Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

           (To be executed by the registered holder if such holder
                 desires to transfer any or all of the Rights
                     represented by this Right Certificate)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                 (Name, address and social security or other
                      identifying number of transferee)

___________________________________  (_______________) of the Rights represented by this Right Certificate, together with all right, title and interest in and to said Rights, and hereby irrevocably constitutes and appoints _________________________ attorney to transfer said Rights on the books of the within-named Company with full power of substitution.

      Dated:__________________, 19__              ___________________________
                                                  (Signature)

Signature Guaranteed:


                                   CERTIFICATE

      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person (as such capitalized terms are defined in the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

      Dated:__________________, 19__              ___________________________
                                                  (Signature)

Signature Guaranteed:

                  Form of Reverse Side of Right Certificate
                                   (continued)


                                     NOTICE

      The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a participant in a Securities Transfer Association ("STA") recognized signature program.

      In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

                      Form of Reverse of Right Certificate
                                   (continued)

                          FORM OF ELECTION TO PURCHASE

           (To be executed by the registered holder if such holder
                 desires to exercise any or all of the Rights
                     represented by this Right Certificate)

To Teknowledge Corporation:

      The undersigned hereby irrevocably elects to exercise _______________ (__________) of the Rights represented by this Right Certificate to purchase the shares of the Common Stock of the Company, or other securities or property issuable upon the exercise of said number of Rights pursuant to the Rights Agreement.

      The undersigned hereby requests that a certificate for any such securities and any such property be issued in the name of and delivered to:



----------------------------------------------------------------------------

----------------------------------------------------------------------------

                 (Name, address and social security or other
                        identifying number of issuee)

      The undersigned hereby further requests that if said number of Rights shall not be all the Rights represented by this Right Certificate, a new Right Certificate for the remaining balance of such Rights be issued in the name of and delivered to:



----------------------------------------------------------------------------

----------------------------------------------------------------------------

                 (Name, address and social security or other
                        identifying number of issuee)


      Dated:__________________, 19__              ___________________________
                                                  (Signature)

Signature Guaranteed:

                  Form of Reverse Side of Right Certificate
                                   (continued)


                                   CERTIFICATE


      The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.


      Dated:__________________, 19__              ___________________________
                                                  (Signature)

Signature Guaranteed:


                                     NOTICE

      The signature to the foregoing Election to Purchase and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of the this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

      In the event that the foregoing Certificate is not executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

                                    EXHIBIT C


UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR AN ASSOCIATE OR AFFILIATE (AS DEFINED IN THE RIGHTS AGREEMENT) THEREOF AND CERTAIN TRANSFEREES THEREOF WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                             TEKNOWLEDGE CORPORATION

                               Summary of Terms of
                                Rights Agreement



Nature of Right:              When  exercisable,  each  Right  (a "Right") will
                              initially  entitle  the  holder  to  purchase  one
                              one-hundredth  of a share of  Series  A  Preferred
                              Stock    ("Preferred    Stock")   of   Teknowledge
                              Corporation (the "Company").

Means of Distribution:        The Rights will be distributed  to holders of the
                              Company's outstanding Common Stock as a dividend
                              of one  Right  for  each  share of Common Stock.
                              The Rights will also be  attached  to all future
                              issuances   of   Common   Stock   prior   to  the
                              Distribution Date (as defined below).

Exercisability:               Rights  become  exercisable  on  the  earlier  of:
                              (i) the  tenth  day  following  the date of public
                              announcement  by  the Company or by  any person or
                              group (an  "Acquiring  Person")  that such  person
                              or  group  has  acquired  beneficial  ownership of
                              15% or  more of the Company's  outstanding  Common
                              Stock,  or (ii)  the  tenth  business day  (unless
                              extended  by  the  Board   prior  to  the  time  a
                              person  becomes  an  Acquiring  Person)  following
                              the   commencement,    or   announcement   of   an
                              intention  to  commence,  by  any person  or group
                              of   a  tender  or  exchange  offer  which   would
                              result in  such  person  owning 15% or more of the
                              outstanding  Common  Stock  of  the  Company  (the
                              earlier  of  such  dates  is  referred  to as  the
                              "Distribution    Date").    Rights   will    trade
                              separately   from   the  Common   Stock  once  the
                              Rights become exercisable.

Exercise Price:               $2.00 per  share,  which  is  the  amount  that in
                              the   judgment   of   the    Board  of   Directors
                              represents  the   long-term   value of the  Common
                              Stock  over  the  term  of  the  Rights  Agreement
                             (the "Exercise Price").

Term: The Rights will expire upon the earlier of (i) ten years after the date of issuance, or January 28, 2006 or (ii) redemption or exchange by the Company as described below.

Redemption of  Rights:        Rights are  redeemable  at a price of $0.001 per
                              Right,  by the vote  of  the Company's Board of
                              Directors,   at  any  time  until  the occurrence
                              of a Flip-In Event (defined below).

Preferred Stock:              The Preferred  Stock   purchasable   upon exercise
                              of the Rights  will  be  nonredeemable  and junior
                              to  any  other   series  of  preferred  stock  the
                              Company may  issue  (unless otherwise  provided in
                              the terms  of such  other  series).  Each share of
                              Preferred   Stock    will   have  a   preferential
                              cumulative   quarterly   dividend   in  an  amount
                              equal  to  the   greater  of  (a) $50  or (b)  100
                              times  the  dividend  declared  on  each  share of
                              Common Stock. In  the  event of  liquidation,  the
                              holders  of   Preferred   Stock  will  receive  a
                              preferred   liquidation   payment   equal  to  the
                              greater  of  (a) $200  per  share,   plus  accrued
                              dividends  to  the  date of  distribution  whether
                              or not earned  or  declared,  or (b) an amount per
                              share equal  to  100 times the  aggregate  payment
                              to  be  distributed  per  share of  Common  Stock.
                              Each  share  of   Preferred  Stock  will  have 100
                              votes,   voting   together   with  the  shares  of
                              Common  Stock.   In  the   event  of  any  merger,
                              consolidation   or  other   transaction  in  which
                              shares of   Common  Stock   are  exchanged  for or
                              changed  into  other  securities,   cash  and / or
                              other  property,  each  share  of Preferred  Stock
                              will  be   entitled   to  receive  100  times  the
                              amount and  type  of  consideration  received  per
                              share  of   Common  Stock.   The   rights  of  the
                              Preferred   Stock  as  to  dividends,  liquidation
                              and  voting,  and  in  the  event of  mergers  and
                              consolidations,   are   protected   by   customary
                              anti-dilution   provisions.    Fractional   shares
                              (in integral  multiples  of  one one-hundredth) of
                              Preferred Stock will  be  issuable;  however,  the
                              Company   may  elect  to   distribute   depositary
                              receipts in  lieu  of such fractional  shares.  In
                              lieu of  fractional  shares  other than  fractions
                              that  are  multiples  of  one  one-hundredth  of a
                              share,  an adjustment  in  cash will be made based
                              on the market  price  of  the  Preferred  Stock on
                              the  last  trading  date  prior  to  the  date  of
                              exercise.   Because   of   the    nature   of  the
                              Preferred   Stock's   dividend,   liquidation  and
                              voting rights, the value of one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Rights in Event of            In   the   event   that   an    Acquiring   Person
Self-Dealing Transac-         engages  in   certain  self-dealing   transactions
tion or Acquisition of        with   the  Company,  or  a  Person   becomes  the
Substantial Amount of         beneficial   owner   of   15%   or   more  of  the
Common Stock:                 outstanding  Common  Stock  ("Flip-In Events"),  a
                              holder  of a  Right  thereafter  has the  right to
                              purchase,   upon  payment  of  the   then  current
                              Exercise Price, in lieu of one one-hundredth of a share of Preferred Stock per outstanding Right, such number of shares of Common Stock having a market value at the time of the transaction equal to the Exercise Price divided by one-half the Current Market Price(as defined in the Rights
                              Agreement) of the Common Stock. Notwithstanding the foregoing, Rights held by the Acquiring Person or any Associate or Affiliate thereof or certain transferees will be null and void and no longer be transferable.

                              Self-dealing transactions are defined to include a consolidation, merger or other combination of an Acquiring Person with the Company in which the Company is the surviving corporation, the transfer of assets to the Company in exchange for securities of the Company, or otherwise obtain securities of the Company (other than in a pro rata distribution to all stockholders), the sale, purchase, transfer, distribution, lease, mortgage, pledge or acquisition of assets by the Acquiring Person to, from or with the Company on other than an arm's length basis, compensation to an Acquiring Person for services (other than for employment as a regular or part-time employee or director on a basis consistent with the Company's past practice), a loan or provision of other financial assistance (except proportionately as a stockholder) to an Acquiring Person or the licensing, sale or other transfer of proprietary technology or know-how from the Company to the Acquiring Person on terms not approved by the Board of Directors or a reclassification, recapitalization or other transaction with the effect of increasing by more than 1% the Acquiring Person's proportionate share of any class of securities of the Company.

Rights in Event of            If,   following  the   occurrence  of  a   Flip-In
Business Combination:         Event,  the  Company  is acquired  by  any  person
                              in  a  merger   or  other   business   combination
                              transaction in which the Common Stock is exchanged
                              or  converted or in which the  corporation  is not
                              the surviving  corporation,  or 50% or more of its
                              assets or  earnings  power are sold to any person,
                              each holder of a Right  (other  than an  Acquiring
                              Person, or Affiliates or Associates thereof) shall
                              thereafter  have  the  right  to  purchase,   upon
                              payment of the then current Exercise Price, such number of shares of common stock of the acquiring company having a current market value equal to the Exercise Price divided by one-half the Current
                              Market Price of such common stock.

Exchange Option:              In the event (i) any  person  or group  becomes an
                              Acquiring  Person  or (ii)  any  of  the  types of
                              transactions,   acquisitions   or   other   events
                              described   above  as   self-dealing  transactions
                              occur,  and   prior  to  the  acquisition  by such
                              person   or    group   of  50%  or   more  of  the
                              outstanding   shares of  Common  Stock,  the Board
                              may   require   all   or  any   portion   of   the
                              outstanding  Rights   (other  than Rights owned by
                              such Acquiring Person which have become void) to be exchanged for Common Stock on a pro rata basis, at an exchange ratio of one share of Common Stock or one one-hundredth of a share of Preferred Stock (or of a share of a class or series of the Company's Preferred Stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Fractional Shares:            No  fractional  shares of  Common  Stock  will be
                              issued upon  exercise  of  the Rights and, in lieu
                              thereof,  a payment  in  cash will  be made to the
                              holder  of   such   Rights   equal  to   the  same
                              fraction of the current market value of a share of Common Stock.

Adjustment:                   The Exercise  Price  payable,  and  the  number of
                              shares of  Preferred  Stock  or other  securities
                              or  property  issuable,  upon   exercise   of  the
                              Rights are  subject to  adjustment  from  time  to
                              time to prevent  dilution  (i) in the event  of  a
                              stock    dividend   on,    or   a     subdivision,
                              combination   or    reclassification    of   the
                              Preferred Stock,  (ii)  upon  the grant to holders
                              of  the  Preferred  Stock  of  certain  rights  or
                              warrants to  subscribe  for   Preferred  Stock  or
                              convertible  securities  at less than the current
                              market  price  of the  Preferred  Stock  or  (iii)
                              upon  the   distribution   to   holders   of   the
                              Preferred  Stock of  evidences of  indebtedness or
                              assets    (excluding    dividends    payable    in
                              Preferred Stock) or of subscription rights or warrants (other than those referred to above).
                              The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Rights as Stockholder:        The Rights  themselves  do not  entitle the holder
                              thereof   to   any   rights   as  a   stockholder,
                              including, without limitation, voting rights or to receive dividends.

Amendment of Rights:          Until  the  Rights   become   nonredeemable,   the
                              Company   may,   except   with   respect  to   the
                              redemption  price,  amend  the  Agreement  in  any
                              manner.  After the  Rights  become  nonredeemable,
                              the Company may amend  the  Agreement  to cure any
                              ambiguity,   to   correct   or   supplement    any
                              provision    which    may    be    defective    or
                              inconsistent  with  any   other   provisions,   to
                              shorten or  lengthen  any  time  period  under the
                              Rights  Agreement,  or  to  change  or  supplement
                              any  provision  in  any  manner the  Company  may
                              deem  necessary  or  desirable,  provided  that no
                              such    amendment   may   adversely   affect   the
                              interests of the holders of the Rights (other than t he Acquiring Person or its Affiliates or Associates) or cause the Rights to again be redeemable or the Agreement to again be freely amendable.





      A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated February 12, 1996. A copy of the Rights Agreement is available, free of charge, from the Company, 1810 Embarcadero Road, Palo Alto, CA 94303,
      Attention: Secretary. This summary description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, which is incorporated in this summary description by reference.

                                  EXHIBIT 2



FOR IMMEDIATE RELEASE

Contact:   Dennis Bugbee
           Director of Finance
           (415) 424-0500

            TEKNOWLEDGE CORPORATION ADOPTS SHAREHOLDERS' RIGHTS PLAN

      PALO ALTO, CALIF. (January 30, 1996) - Teknowledge Corporation announced today that its Board of Directors had adopted a Preferred Stock Purchase Rights Plan designed to enable all Teknowledge stockholders to realize the full value of their investment and to provide for fair and equal treatment for all Teknowledge stockholders in the event that an unsolicited attempt is made to acquire Teknowledge. The adoption of the Plan is intended as a means to guard against takeover tactics designed to gain control of Teknowledge without paying all stockholders full and fair value. The distribution of the Rights is not in response to any proposal to acquire Teknowledge. The Board is not aware of any such effort.

      Under the Plan, stockholders will receive one Right to purchase one one-hundredth of a share of a new series of Preferred Stock for each outstanding share of Teknowledge Common Stock held of record at the close of business on February 12, 1996

      The Rights, which will initially trade with the Common Stock, become exercisable to purchase one one-hundredth of a share of the new Preferred Stock, at $2.00 per Right, when someone acquires 15 percent or more of Common Stock or announces a tender offer which could result in such person owning 15 percent or more of Common Stock. Each one one-hundredth of a share of the new Preferred Stock has terms designed to make it substantially the economic equivalent of one share of Common Stock. Prior to someone acquiring 15 percent, the Rights can be redeemed for $.001 each by action of the Board. Under certain circumstances, if someone acquires 15 percent or more of Common Stock, the Rights permit the holders to purchase Teknowledge Common Stock having a market value of twice the exercise price of the Rights, in lieu of the Preferred Stock. In addition, in the event of certain business combinations, the Rights permit purchase of the Common Stock of an acquiror at a 50 percent discount. In either case, Rights held by the acquiror will become null and void.

      The rights expire on January 28, 2006. The Rights distribution will not be taxable to stockholders and will be payable to stockholders of record on February 12, 1996.

      Teknowledge has reported five consecutive profitable quarters since turning around the business by eliminating unprofitable divisions. The Company expects to publish in February its Fourth Quarter and Annual 1995 results. The Company provides software architecture, design services, and Internet application software. Its core competencies are in knowledge-based systems, distributed intelligent systems, and intelligent network associates. Teknowledge builds both defense and commercial application software. This software is aimed primarily at supporting distributed collaborative decision making and the automation of routine knowledge-based tasks.

      Teknowledge stock is traded over the counter under the symbol TEKC.

                                  EXHIBIT 3


February 12, 1996

Dear Fellow Shareholders:

      Teknowledge Corporation's Board of Directors has adopted a Shareholder Rights Plan (the "Plan"). We have enclosed with this letter a summary of the principal terms of the Plan.

      The Plan is designed to protect your interests in the event the Company is confronted with an unsolicited takeover attempt. The Plan contains provisions designed to deter unsolicited offers that do not treat all stockholders equally, and other coercive takeover tactics which may impair the Board's ability to represent your interests fully. This includes acquisitions of significant blocks of shares in the open market, without paying a control premium. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice, and deprive them of receiving the full value for their Common Stock. The Plan is similar to plans adopted by over 1500 publicly held companies, and was adopted by the Board of Directors after consultation with the Company's investment bankers and counsel. We consider the Plan to be an effective tool in protecting your equity investment, while not preventing a fair acquisition offer.

      The Plan is not intended to prevent a takeover of the Company and will not do so. It is designed to deal with unilateral actions by a hostile acquiror that are calculated to deprive the Board and the Company's stockholders of the ability to take actions to maximize stockholder value. The Plan does not preclude the Board from considering or accepting an offer to acquire all or part of the Company, if the Board believes the offer to be in the best interests of the Company's stockholders. The Plan has not been adopted in response to any known effort to acquire control of the Company.

      The adoption of the Plan does not weaken the financial strength of the Company or interfere with its business plans. The issuance of the Rights has no dilutive effect, will not affect reported earnings per share, is not taxable to the Company or you, and will not change the way in which you can trade the Company's stock. As explained in detail in the enclosed summary of the Plan, the Rights can only be exercised if and when an acquiror proceeds beyond a predetermined threshold without prior Board approval. The Board believes that the adoption of the Plan represents a sound and reasonable means of preserving the long-term value of the Company for all its stockholders.

      You are not required to take any action at this time. We recommend, however, that you read the enclosed summary of the many features of the Plan, and retain the summary with your Teknowledge Corporation stock certificates or records. If you should require further information, a copy of the Plan is available from the Corporate Secretary.

      Teknowledge has reported five consecutive profitable quarters since turning around the business by eliminating unprofitable divisions. The Company expects to publish in February its Fourth Quarter and 1995 results. The Company is looking forward to continuing growth. Thank you for your active support.




     /s/ Frederick Hayes-Roth                     /s/ Neil Jacobstein
------------------------------------     -------------------------------------
Chairman and Chief Executive Officer     President and Chief Operating Officer

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR AN ASSOCIATE OR AFFILIATE (AS DEFINED IN THE RIGHTS AGREEMENT) THEREOF AND CERTAIN TRANSFEREES THEREOF WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                             TEKNOWLEDGE CORPORATION

                               Summary of Terms of
                                Rights Agreement



Nature of Right:              When  exercisable,  each  Right  (a "Right") will
                              initially  entitle  the  holder  to  purchase  one
                              one-hundredth  of a share of  Series  A  Preferred
                              Stock    ("Preferred    Stock")   of   Teknowledge
                              Corporation (the "Company").

Means of Distribution:        The Rights will be distributed  to holders of the
                              Company's outstanding Common Stock as a dividend
                              of one  Right  for  each  share of Common Stock.
                              The Rights will also be  attached  to all future
                              issuances   of   Common   Stock   prior   to  the
                              Distribution Date (as defined below).

Exercisability:               Rights  become  exercisable  on  the  earlier  of:
                              (i) the  tenth  day  following  the date of public
                              announcement  by  the Company or by  any person or
                              group (an  "Acquiring  Person")  that such  person
                              or  group  has  acquired  beneficial  ownership of
                              15% or  more of the Company's  outstanding  Common
                              Stock,  or (ii)  the  tenth  business day  (unless
                              extended  by  the  Board   prior  to  the  time  a
                              person  becomes  an  Acquiring  Person)  following
                              the   commencement,    or   announcement   of   an
                              intention  to  commence,  by  any person  or group
                              of   a  tender  or  exchange  offer  which   would
                              result in  such  person  owning 15% or more of the
                              outstanding  Common  Stock  of  the  Company  (the
                              earlier  of  such  dates  is  referred  to as  the
                              "Distribution    Date").    Rights   will    trade
                              separately   from   the  Common   Stock  once  the
                              Rights become exercisable.

Exercise Price:               $2.00 per  share,  which  is  the  amount  that in
                              the   judgment   of   the    Board  of   Directors
                              represents  the   long-term   value of the  Common
                              Stock  over  the  term  of  the  Rights  Agreement
                             (the "Exercise Price").

Term: The Rights will expire upon the earlier of (i) ten years after the date of issuance, or January 28, 2006 or (ii) redemption or exchange by the Company as described below.

Redemption of  Rights:        Rights are  redeemable  at a price of $0.001 per
                              Right,  by the vote  of  the Company's Board of
                              Directors,   at  any  time  until  the occurrence
                              of a Flip-In Event (defined below).

Preferred Stock:              The Preferred  Stock   purchasable   upon exercise
                              of the Rights  will  be  nonredeemable  and junior
                              to  any  other   series  of  preferred  stock  the
                              Company may  issue  (unless otherwise  provided in
                              the terms  of such  other  series).  Each share of
                              Preferred   Stock    will   have  a   preferential
                              cumulative   quarterly   dividend   in  an  amount
                              equal  to  the   greater  of  (a) $50  or (b)  100
                              times  the  dividend  declared  on  each  share of
                              Common Stock. In  the  event of  liquidation,  the
                              holders  of   Preferred   Stock  will  receive  a
                              preferred   liquidation   payment   equal  to  the
                              greater  of  (a) $200  per  share,   plus  accrued
                              dividends  to  the  date of  distribution  whether
                              or not earned  or  declared,  or (b) an amount per
                              share equal  to  100 times the  aggregate  payment
                              to  be  distributed  per  share of  Common  Stock.
                              Each  share  of   Preferred  Stock  will  have 100
                              votes,   voting   together   with  the  shares  of
                              Common  Stock.   In  the   event  of  any  merger,
                              consolidation   or  other   transaction  in  which
                              shares of   Common  Stock   are  exchanged  for or
                              changed  into  other  securities,   cash  and / or
                              other  property,  each  share  of Preferred  Stock
                              will  be   entitled   to  receive  100  times  the
                              amount and  type  of  consideration  received  per
                              share  of   Common  Stock.   The   rights  of  the
                              Preferred   Stock  as  to  dividends,  liquidation
                              and  voting,  and  in  the  event of  mergers  and
                              consolidations,   are   protected   by   customary
                              anti-dilution   provisions.    Fractional   shares
                              (in integral  multiples  of  one one-hundredth) of
                              Preferred Stock will  be  issuable;  however,  the
                              Company   may  elect  to   distribute   depositary
                              receipts in  lieu  of such fractional  shares.  In
                              lieu of  fractional  shares  other than  fractions
                              that  are  multiples  of  one  one-hundredth  of a
                              share,  an adjustment  in  cash will be made based
                              on the market  price  of  the  Preferred  Stock on
                              the  last  trading  date  prior  to  the  date  of
                              exercise.   Because   of   the    nature   of  the
                              Preferred   Stock's   dividend,   liquidation  and
                              voting rights, the value of one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Rights in Event of            In   the   event   that   an    Acquiring   Person
Self-Dealing Transac-         engages  in   certain  self-dealing   transactions
tion or Acquisition of        with   the  Company,  or  a  Person   becomes  the
Substantial Amount of         beneficial   owner   of   15%   or   more  of  the
Common Stock:                 outstanding  Common  Stock  ("Flip-In Events"),  a
                              holder  of a  Right  thereafter  has the  right to
                              purchase,   upon  payment  of  the   then  current
                              Exercise Price, in lieu of one one-hundredth of a share of Preferred Stock per outstanding Right, such number of shares of Common Stock having a market value at the time of the transaction equal to the Exercise Price divided by one-half the Current Market Price(as defined in the Rights
                              Agreement) of the Common Stock. Notwithstanding the foregoing, Rights held by the Acquiring Person or any Associate or Affiliate thereof or certain transferees will be null and void and no longer be transferable.

                              Self-dealing transactions are defined to include a consolidation, merger or other combination of an Acquiring Person with the Company in which the Company is the surviving corporation, the transfer of assets to the Company in exchange for securities of the Company, or otherwise obtain securities of the Company (other than in a pro rata distribution to all stockholders), the sale, purchase, transfer, distribution, lease, mortgage, pledge or acquisition of assets by the Acquiring Person to, from or with the Company on other than an arm's length basis, compensation to an Acquiring Person for services (other than for employment as a regular or part-time employee or director on a basis consistent with the Company's past practice), a loan or provision of other financial assistance (except proportionately as a stockholder) to an Acquiring Person or the licensing, sale or other transfer of proprietary technology or know-how from the Company to the Acquiring Person on terms not approved by the Board of Directors or a reclassification, recapitalization or other transaction with the effect of increasing by more than 1% the Acquiring Person's proportionate share of any class of securities of the Company.

Rights in Event of            If,   following  the   occurrence  of  a   Flip-In
Business Combination:         Event,  the  Company  is acquired  by  any  person
                              in  a  merger   or  other   business   combination
                              transaction in which the Common Stock is exchanged
                              or  converted or in which the  corporation  is not
                              the surviving  corporation,  or 50% or more of its
                              assets or  earnings  power are sold to any person,
                              each holder of a Right  (other  than an  Acquiring
                              Person, or Affiliates or Associates thereof) shall
                              thereafter  have  the  right  to  purchase,   upon
                              payment of the then current Exercise Price, such number of shares of common stock of the acquiring company having a current market value equal to the Exercise Price divided by one-half the Current
                              Market Price of such common stock.

Exchange Option:              In the event (i) any  person  or group  becomes an
                              Acquiring  Person  or (ii)  any  of  the  types of
                              transactions,   acquisitions   or   other   events
                              described   above  as   self-dealing  transactions
                              occur,  and   prior  to  the  acquisition  by such
                              person   or    group   of  50%  or   more  of  the
                              outstanding   shares of  Common  Stock,  the Board
                              may   require   all   or  any   portion   of   the
                              outstanding  Rights   (other  than Rights owned by
                              such Acquiring Person which have become void) to be exchanged for Common Stock on a pro rata basis, at an exchange ratio of one share of Common Stock or one one-hundredth of a share of Preferred Stock (or of a share of a class or series of the Company's Preferred Stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Fractional Shares:            No  fractional  shares of  Common  Stock  will be
                              issued upon  exercise  of  the Rights and, in lieu
                              thereof,  a payment  in  cash will  be made to the
                              holder  of   such   Rights   equal  to   the  same
                              fraction of the current market value of a share of Common Stock.

Adjustment:                   The Exercise  Price  payable,  and  the  number of
                              shares of  Preferred  Stock  or other  securities
                              or  property  issuable,  upon   exercise   of  the
                              Rights are  subject to  adjustment  from  time  to
                              time to prevent  dilution  (i) in the event  of  a
                              stock    dividend   on,    or   a     subdivision,
                              combination   or    reclassification    of   the
                              Preferred Stock,  (ii)  upon  the grant to holders
                              of  the  Preferred  Stock  of  certain  rights  or
                              warrants to  subscribe  for   Preferred  Stock  or
                              convertible  securities  at less than the current
                              market  price  of the  Preferred  Stock  or  (iii)
                              upon  the   distribution   to   holders   of   the
                              Preferred  Stock of  evidences of  indebtedness or
                              assets    (excluding    dividends    payable    in
                              Preferred Stock) or of subscription rights or warrants (other than those referred to above).
                              The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Rights as Stockholder:        The Rights  themselves  do not  entitle the holder
                              thereof   to   any   rights   as  a   stockholder,
                              including, without limitation, voting rights or to receive dividends.

Amendment of Rights:          Until  the  Rights   become   nonredeemable,   the
                              Company   may,   except   with   respect  to   the
                              redemption  price,  amend  the  Agreement  in  any
                              manner.  After the  Rights  become  nonredeemable,
                              the Company may amend  the  Agreement  to cure any
                              ambiguity,   to   correct   or   supplement    any
                              provision    which    may    be    defective    or
                              inconsistent  with  any   other   provisions,   to
                              shorten or  lengthen  any  time  period  under the
                              Rights  Agreement,  or  to  change  or  supplement
                              any  provision  in  any  manner the  Company  may
                              deem  necessary  or  desirable,  provided  that no
                              such    amendment   may   adversely   affect   the
                              interests of the holders of the Rights (other than t he Acquiring Person or its Affiliates or Associates) or cause the Rights to again be redeemable or the Agreement to again be freely amendable.





      A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated February 12, 1996. A copy of the Rights Agreement is available, free of charge, from the Company, 1810 Embarcadero Road, Palo Alto, CA 94303,
      Attention: Secretary. This summary description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, which is incorporated in this summary description by reference.

                                    EXHIBIT 4











                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                             TEKNOWLEDGE CORPORATION





















                                                      Amended and Restated
                                                      By-Laws Adopted:

                                                      January 29, 1996

                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                             TEKNOWLEDGE CORPORATION


                                TABLE OF CONTENTS

                                                                     Page


ARTICLE I - MEETINGS OF STOCKHOLDERS ...............................    1
     SECTION 1.  Annual Meetings ...................................    1
     SECTION 2.  Special Meetings ..................................    1
     SECTION 3.  Notice of Meetings ................................    2
     SECTION 4.  Conduct of Meetings ...............................    2
     SECTION 5.  Inspectors of Election ............................    3
     SECTION 6.  Voting ............................................    3
     SECTION 7.  Quorum ............................................    4
     SECTION 8.  List of Stockholders ..............................    4
     SECTION 9.  No Action Without Meeting .........................    4

ARTICLE II - BOARD OF DIRECTORS ....................................    4
     SECTION 1.  General Powers ....................................    4
     SECTION 2.  Number, Election, Term of Office and Qualifications    5
     SECTION 3.  Resignation .......................................    5
     SECTION 4.  Removal or Increase in Number of Directors by
                 the Stockholders ..................................    5
     SECTION 5.  Vacancies .........................................    5
     SECTION 6.  Annual and Regular Meetings .......................    5
     SECTION 7.  Special Meetings ..................................    6
     SECTION 8.  Notice of Special Meetings ........................    6
     SECTION 9.  Quorum ............................................    6
     SECTION 10. Regulations .......................................    6
     SECTION 11. Compensation ......................................    6
     SECTION 12. Participation in a Meeting by Conference Telephone     7
     SECTION 13. Written Consent in Lieu of Meeting ................    7

ARTICLE III - EXECUTIVE AND OTHER COMMITTEES .......................    7
     SECTION 1.  Designation, Term of Office and Qualifications ....    7
     SECTION 2.  Powers ............................................    7
     SECTION 3.  Resignation, Removal or Dissolution ...............    7
     SECTION 4.  Vacancies .........................................    8
     SECTION 5.  Meetings ..........................................    8
     SECTION 6.  Quorum ............................................    8
     SECTION 7.  Other Committees ..................................    9

ARTICLE IV - NOTICES ...............................................    9
     SECTION 1.  Waiver of Notice ..................................    9
     SECTION 2.  Attendance at Meeting .............................    9

ARTICLE V - OFFICERS ...............................................    9
     SECTION 1.  Number ............................................    9
     SECTION 2.  Selection, Term of Office and Qualifications ......    9
     SECTION 3.  Resignation .......................................   10
     SECTION 4.  Removal ...........................................   10
     SECTION 5.  Vacancies .........................................   10
     SECTION 6.  Chairman ..........................................   10
     SECTION 7.  President and Chief Operating Officer .............   10
     SECTION 8.  Vice Presidents ...................................   10
     SECTION 9.  Secretary .........................................   11
     SECTION 10. Treasurer .........................................   11
     SECTION 11. Surety Bonds ......................................   11

ARTICLE VI - EXECUTION OF INSTRUMENTS ..............................   11
     SECTION 1.  Execution of Instruments Generally ................   11
     SECTION 2.  Execution of Checks, All Evidence of Indebtedness
                 and Similar Instruments ...........................   12

ARTICLE VII - CAPITAL STOCK ........................................   12
     SECTION 1.  Certificate of Stock ..............................   12
     SECTION 2.  Transfer of Stock .................................   12
     SECTION 3.  Lost, Stolen or Destroyed Certificates ............   12
     SECTION 4.  Regulations, Transfer Agents and Registrars .......   13
     SECTION 5.  Making of Record Date .............................   13
     SECTION 6.  Dividends and Reserves ............................   13
     SECTION 7.  Record Ownership ..................................   13

ARTICLE VIII - BOOKS, ACCOUNTS AND OTHER RECORDS ...................   14

ARTICLE IX - CORPORATE SEAL ........................................   14

ARTICLE X - FISCAL YEAR ............................................   14

ARTICLE XI - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
     AND OTHER AGENTS ..............................................   14
     SECTION 1.  Directors and Executive Officers ..................   14
     SECTION 2.  Other Officers, Employees and Other Agents ........   15
     SECTION 3.  Good Faith ........................................   15
     SECTION 4.  Expenses ..........................................   15
     SECTION 5.  Enforcement .......................................   16
     SECTION 6.  Non-Exclusivity of Rights .........................   16
     SECTION 7.  Survival of Rights ................................   17
     SECTION 8.  Insurance .........................................   17

     SECTION 9.  Amendments ........................................   17
     SECTION 10. Savings Clause ....................................   17
     SECTION 11. Certain Definitions ...............................   17

ARTICLE XII - AMENDMENTS ...........................................   18

                             TEKNOWLEDGE CORPORATION
                            (a Delaware Corporation)

                              AMENDED AND RESTATED

                                     BY-LAWS

                     -------------------------------------

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS



SECTION 1. Annual Meetings. The annual meeting of the stockholders of the Corporation shall be held at such date and time and place, either within or without the state of Delaware, as the Board of Directors may designate. At such annual meeting, Directors shall be elected and any other business may be transacted which may properly come before the meeting.

SECTION 2.  Special Meetings.

                  (a) Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by the Chairman and Chief Executive Officer or the President and Chief Operating Officer or the Board of Directors at any time. A special meeting called by the Chairman and Chief Executive Officer or the President and Chief Operating Officer or the Board of Directors shall be held at such place, on such date and at such time as he or they shall fix.

                  (b) Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, (x) nominations for the election of directors and (y) business proposed to be brought before any stockholder meeting, may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of his intent to make such nomination or nominations or to propose such business. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Corporation not later than ninety (90) days prior to such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the date on which such notice of the date of such meeting was mailed or such public disclosure was made. To be in proper written form, a stockholder's notice to the Secretary shall set forth:

                        (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                        (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons or to bring such business before the meeting specified in the notice;

                        (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                        (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated or the matter been proposed by the Board of Directors; and

                        (v) if applicable, the consent of each nominee to serve as a Director of the Corporation if so elected.

      The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

SECTION 3. Notice of Meetings. Written notice of the time, place and purposes of each meeting of the stockholders shall be given by, or at the direction of, the Secretary or person(s) authorized to call the meeting and shall be served personally or by mail on each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than fifty (50) days before the meeting. If mailed, such notice shall be directed to each such stockholder at his address as it appears on the stock book of the Corporation unless he shall have filed with the Secretary a written request that notice intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request.

SECTION 4. Conduct of Meetings. Each meeting of the stockholders shall be presided over by the Chairman and Chief Executive Officer (in accordance with the provisions of Section 6 of Article V of these Bylaws) or, if such officer shall not be present, by the President and Chief Operating Officer, or if such officer shall not be present, by such person as may be designated from time to time by the Board of Directors or, in the absence of such person or if there shall be no such designation, by a chairman to be chosen at the meeting. The Secretary of the Corporation shall act as secretary of each meeting of the stockholders, or if he shall not be present, such person as may be designated by the Board of Directors shall act as such secretary or, in the absence of such

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person  or if there  shall be no such  designation,  the  meeting  may  choose a secretary.


      Unless otherwise approved by the chairman of the meeting (the "Chairman"), attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 6 of Article I of these Bylaws to act by proxy, and officers of the Corporation. The Chairman shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

      The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 4 and Section 2(b) above. The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 4 and Section 2(b), and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 5. Inspectors of Election. At each meeting of stockholders at which an election of Directors is to be held, the chairman of the meeting shall appoint one or more persons, who need not be stockholders, to act as inspectors of election at such meeting. The inspectors so appointed, before entering on the discharge of their duties, shall take and subscribe an oath or affirmation faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of their ability, and thereupon the inspectors shall take charge of the polls and after the balloting shall canvass the votes and make a certificate of the results of the vote taken. No Director or candidate for the office of Director shall be appointed an inspector.

SECTION 6. Voting. At each meeting of the stockholders, each stockholder entitled to vote at such meeting shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation and may vote either in person or by proxy, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Every proxy must be executed in writing by the stockholder or by his duly authorized attorney.

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      At each meeting of the stockholders,  if there shall be a quorum, the vote of the holders of a majority of the shares of stock present, in person or by proxy, and entitled to vote thereat, shall decide all matters brought before such meeting, except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws.

SECTION 7. Quorum. At all meetings of the stockholders, the presence, in person or by proxy, of the holders of record of a majority of the shares of stock issued and outstanding, and entitled to vote thereat, shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws. In the absence of a quorum, the holders of record of a majority of the shares of stock present, in person or by proxy, and entitled to vote thereat, or if no such stockholders are present in person or by proxy, any officer entitled to preside at, or act as secretary of, such meeting, without notice other than by announcement at the meeting, may adjourn the meeting from time to time, for a period of not more than thirty (30) days at one time, until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 8. List of Stockholders. The officer who shall have charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order with the address, and the number of shares registered in the name, of each such stockholder. Such list shall be open to the examination of any stockholder for ten (10) days prior to the meeting at the place of the meeting and shall be produced and kept at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder who may be present.

SECTION 9. No Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

                                   ARTICLE II

                               BOARD OF DIRECTORS

SECTION 1. General Powers. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the property, affairs and business of the Corporation shall be managed by the Board of Directors. In addition to the powers and authority expressly conferred on it by these By-Laws, the Board of Directors may exercise all such powers of the Corporation, and do all such lawful acts and things, as are not by law, by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

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
                                       80


SECTION 2. Number, Election, Term of Office and Qualifications. The authorized number of Directors of the Corporation shall consist of a maximum of ten (10) directors, with the exact number as fixed from time to time by the Board of Directors either by a resolution or a by-law duly adopted by the Board of Directors. Except as provided in Section 4 or 5 of this Article II, the Directors shall be elected at the annual meeting of the stockholders. All elections of Directors shall be by a majority of the votes cast. Except as provided by law, each Director (whether elected at a meeting of the stockholders or otherwise) shall continue in office until the annual meeting of the stockholders held next after his election and until his successor shall have been elected and shall qualify, or until his death, resignation or removal in the manner provided in Section 3 or 4 of this Article II. No Director need be a stockholder.

SECTION 3. Resignation. Any Director may resign at any time by giving written notice to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect on receipt thereof.

SECTION 4. Removal or Increase in Number of Directors by the Stockholders. Any Director may be removed at any time, either with or without cause, by the affirmative vote of the holders of record of a majority of the shares of stock issued and outstanding and entitled to vote, given at a meeting of the stockholders called for that purpose. Any vacancy in the Board of Directors (i) resulting from any such removal, or (ii) resulting from any increase in the number of Directors at a meeting of the stockholders, may be filled at such meeting in the manner provided in Section 2 of this Article II, provided that, in the event that the stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in Section 5 of this Article II.

SECTION 5. Vacancies. If any vacancy shall occur in the Board of Directors by reason of death, resignation, removal, increase in the number of Directors (whether by action of the Board of Directors or the stockholders) or otherwise, such vacancy may be filled, subject to the provisions of Section 4 of this
Article II, by a majority vote of Directors then in office, though less than a quorum, provided, however, that a Director so elected to fill such a vacancy may be displaced in the manner provided by law.

      In the event that the resignation of any Director shall specify that it shall take effect at a future date, the vacancy resulting from such resignation may be filled by a majority vote of the Directors then in office, including that of the Director who shall have so resigned, and the vote thereon shall take effect when such resignation shall become effective.

SECTION 6. Annual and Regular Meetings. As soon as practicable after the annual meeting of the stockholders in each year, an annual meeting of the Board of Directors shall be held at such time and place as the Board may determine by resolution duly adopted at any meeting of the Board, for organization of the

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
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Board of Directors,  for the election of officers and for the transaction o such other business as may properly come before the meeting.

      Regular meetings of the Board of Directors shall be held at such times and places (within or without the State of Delaware) as the Board may from time to time determine by resolution duly adopted at any meeting of the Board.

SECTION 7. Special Meetings. A special meeting of the Board of Directors may be called at any time by the Chairman and shall be called by the Chairman or the Secretary on the written request of two Directors, and shall be held at such time and place (within or without the State of Delaware) as may be fixed by the Chairman or by such Directors in such request, as the case may be, provided that the time so fixed shall permit the giving of notice as provided in Section 8 of this Article II.

SECTION 8. Notice of Special Meetings. Notice of the time and place of each special meeting of the Board of Directors shall be sent to each Director by mail, facsimile, telegraph, wireless telegraph, radio or cable, addressed to him at his address as it appears on the record of the Corporation, at least ten (10) days before the day on which such meeting is to be held, or telephoned, sent by facsimile (with confirmation of receipt) or delivered to him personally, at least forty-eight (48) hours before the time at which the meeting is to be held. Except as otherwise provided in these By-Laws, or by law, such notice need not state the purposes of the meeting.

SECTION 9. Quorum. At all meetings of the Board of Directors the presence in person of a majority of the Directors then in office, but in no event less than one-third (1/3) of the total number of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and, except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, if a quorum shall be present, the act of a majority of the Directors present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present, or if no Director is present, any officer entitled to preside at, or act as secretary of, such meeting, without notice other than by announcement at the meeting, may adjourn the meeting from time to time, for a period of not more than thirty (30) days at any one time, until a quorum shall be present.

SECTION 10. Regulations. The Board of Directors may adopt such rules and regulations for the conduct of its meetings and for the management of the property, affairs and business of the Corporation as it may deem proper, not inconsistent wit:h law, the Certificate of Incorporation or these By-Laws.

SECTION 11. Compensation. Directors, as such, shall receive no stated salary for their services, but Directors who are not full time employees of the Corporation may receive such compensation for their services and allowances for expense, as the Board of Directors may fix from time to time. Nothing herein shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

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
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SECTION 12.  Participation in a Meeting by Conference  Telephone.  Any member of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in a meeting pursuant to this section shall constitute presence in person at such meeting within the meaning of Section 9 of this
Article II, or for any other purpose.

SECTION 13. Written Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto shall be signed by all members of the Board or of such committee, as the case may be, and such written consent shall be filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE III

                         EXECUTIVE AND OTHER COMMITTEES

SECTION 1. Designation, Term of Office and Qualifications. The Board of Directors may in its discretion, by resolution adopted at any meeting by a majority of the whole Board, designate an Executive Committee consisting of such number of Directors as may be so designated, but in no event less than two. Each member of the Executive Committee must be a Director and shall forthwith cease to be a member of such committee if he shall cease to be a Director. Each member of the Executive Committee shall continue in office until the annual meeting of the Board of Directors held next after his designation, or until he shall cease to be a Director, or until his death, resignation or removal, or until the dissolution of the Executive Committee, in the manner provided in Section 3 of this Article III.

SECTION 2. Powers. Except as may be provided by law or by the resolution of designation, the Executive Committee, if so designated, shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, expressly including the power to declare a dividend or to authorize the issuance of stock, and including without limitation all powers expressly conferred on the Board of Directors by these By-Laws, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it, provided, however, that the Executive Committee shall not have power to amend the Certificate of Incorporation; to make, alter or repeal these By-Laws; to adopt an agreement of merger or consolidation; to recommend to the stockholders the sale, lease or exchange of all, or substantially all of the Corporation's property and assets; to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; to fill vacancies in the Board of Directors; or to dissolve, remove members or change the number of, or fill vacancies in, the Executive Committee.

SECTION 3. Resignation, Removal or Dissolution. Any member of the Executive Committee may resign at any time by giving written notice to the Chairman or

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
                                       83


the Secretary. Unless otherwise specified therein, such resignation shall take effect on receipt thereof. Any member (except a member ex officio) of the Executive Committee may be removed at any time, either with or without cause, by a majority vote of the Directors then in office, at any meeting of the Board of Directors called for that purpose. The Board of Directors may, by resolution duly adopted at any meeting, dissolve the Executive Committee.

SECTION 4. Vacancies. If any vacancy shall occur in the Executive Committee by reason of death, resignation, removal or otherwise, such vacancy may be filled at any meeting of the Board of Directors.

SECTION 5. Meetings. The Executive Committee may provide for the holding of regular meetings at such times and places (within or without the State of Delaware) as it may from time to time determine by resolution duly adopted at any meeting of the Executive Committee. No notice of any such meeting need be given. A special meeting of the Executive Committee may be called at any time by the Chairman and/or the Chairman of the Executive Committee. Notice of the time and place (within or without the State of Delaware) of each special meeting shall be sent to each member of the Executive Committee by mail, facsimile telegraph, wireless telegraph, radio or cable, addressed to him at his address as it appears on the records of the Corporation, at least ten (10) days before the day on which the meeting is to be held, or telephoned, sent by facsimile (with confirmation of receipt) or delivered to him personally, at least forty-eight (48) hours before the time at with the special meeting is to be held. Except as otherwise provided by law or in these By-Laws, such notice need not state the purpose of the special meeting. Any member of the Executive Committee may participate in a meeting of the Executive Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting by such means shall constitute presence in person at such meeting within the meaning of Section 6 of this Article III, or for any other purpose. The Executive Committee shall keep minutes of its proceedings and shall report the same to the meeting of the Board of Directors held next after such proceedings are taken. The Executive Committee may adopt such rules and regulations for the conduct of its meetings as it may deem proper, not inconsistent with law, the Certificate of Incorporation or these By-Laws.

SECTION 6. Quorum. At all meetings of the Executive Committee the presence in person of a majority of the membership of the Executive Committee then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and, except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, if a quorum shall be present, the act of a majority of the members present shall be the act of the Executive Committee. In the absence of a quorum, a majority of the members present, without notice other than by announcement at the meeting, may adjourn the meeting from time to time, for a period of not more than thirty (30) days at one time, until a quorum shall be present.

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SECTION 7. Other  Committees.  The Board of Directors may in its discretion,  by resolution adopted at any meeting by a majority of the whole Board, designate such other committees as it may deem advisable. Each such committee shall consist of such number of Directors as may be so designated, but in no event less than two and shall have and may exercise such powers, and shall perform such duties, in such manner, as may be delegated to it by resolution of the Board of Directors. The Board of Directors shall have power at any time to remove any member of any such committee, with or without cause, and to fill vacancies in and to dissolve any such committee.

                                   ARTICLE IV

                                     NOTICES

SECTION 1. Waiver of Notice. Whenever any notice is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver thereof by the person or persons entitled to such notice given before or after the time stated therein, in writing, shall be deemed equivalent to such notice.

SECTION 2. Attendance at Meeting. Attendance of a person at any meeting, whether of stockholders (in person or by proxy), Directors or the executive or any other committee, shall constitute a waiver of notice of such meeting, except when such person attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not legally called or convened.

                                    ARTICLE V

                                    OFFICERS

SECTION 1. Number. The officers of the Corporation shall be a Chairman of the Board and Chief Executive Officer ("Chairman"), President and Chief Operating Officer, one or more Vice Presidents, Secretary and Treasurer. Other officers may be elected or appointed in accordance with the provisions of Section 2 of this Article V. Any two or more offices may be held by the same person.

SECTION 2.  Selection, Term of Office and Qualifications.tions

            (a) The officers shall be elected by the Board of Directors or by such officer or officers as the Board of Directors may designate.

            (b) Other officials, including without limitation one or more Vice Presidents, Assistant Secretaries, and/or Assistant Treasurers, shall be chosen in such manner, hold office for such period, have such authority, perform such duties and be subject to removal as may be determined by the Board of Directors. The Board of Directors may delegate to any officer or officers the power to


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
                                       85


appoint any such other officers, to fix their respective terms of office, to prescribe their respective authorities and duties, to remove them and to fill vacancies in any such offices.

            (c) No officer need be a Director, and no officer need be a stockholder.

SECTION 3. Resignation. Any officer may resign at any time, unless otherwise provided in any contract with the Corporation, by giving written notice to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect on receipt thereof.

SECTION 4. Removal. Any officer may be removed at any time, either with or without cause, by the affirmative vote of a majority of the Directors then in office; and any officer not elected by the Board of Directors may be removed in such manner as may be determined by or pursuant to delegation from the Board of Directors.

SECTION 5. Vacancies. If a vacancy shall occur, by reason of death, disqualification, resignation, removal or otherwise, in any office required by
Section 2 of this Article V to be elected by the Board of Directors, such vacancy may be filled for the unexpired portion of the term by the Board of Directors. A vacancy in any other office shall be filled in such manner as may be determined by, or pursuant to delegation from, the Board of Directors.

SECTION 6. Chairman. The Chairman shall, subject to the control of the Board of Directors, exercise general management and supervision over the property, affairs and business of the Corporation and shall authorize the other officers of the Corporation to exercise such powers as he, in his discretion, may deem to be in the best interest of the Corporation. Unless the Board of Directors designates another person, the Chairman shall preside at all meetings of the stockholders, of the Board of Directors and of the Executive Committee, and in general the Chairman shall perform all duties incident to general management and supervision of the Corporation and such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 7. President and Chief Operating Officer. The President and Chief Operating Officer, at the request of the Chairman or upon his absence or disability, or in the event of a vacancy in the office of Chairman, shall exercise all the powers of the Chairman as provided in Section 6. The President and Chief Operating Officer in general shall perform all duties incident to the powers authorized in him by the Chairman and such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 8. Vice Presidents. There may be one or more Vice Presidents, as determined by the Board of Directors or pursuant to delegation from the Board of Directors. The Vice Presidents, in the order of their seniority or such other order as the Board of Directors or the Chairman may from time to time determine,

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                                       86


at the request of the highest ranking officer identified in Sections 6 and 7 of this Article V who is present and in office or upon his absence or disability, or in the event of vacancies in both of the offices identified in Sections 6 and 7, shall exercise all of the powers provided in Sections 6 and 7. The Vice Presidents or any of them shall have the power to enter into contracts on behalf of the Corporation and to hire and fire employees of the Corporation and in general shall have such duties and exercise such other powers as from time to time may be assigned to them by these By-Laws, by the Board of Directors or by the officers identified in Sections 6 and 7.

SECTION 9. Secretary. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors in a book to be kept for that purpose, and perform such other duties as shall be assigned to the Secretary.

SECTION 10. Treasurer. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall cause all moneys and other valuable effects to be deposited in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements, and shall render to the Chairman and the Board of Directors, whenever requested, an account of all his transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall, in general, perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties and have such other powers as may from time to time be assigned to him by these By-Laws, by the Board of Directors or by the Chairman.

SECTION 11. Surety Bonds. In the event that the Board of Directors shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned on the faithful performance of his duties to the Corporation, including responsibility for negligence an for the accounting of all property, funds or securities of the Corporation that may come into his hands.

                                   ARTICLE VI

                            EXECUTION OF INSTRUMENTS

SECTION 1. Execution of Instruments Generally. Subject to the control of the Board of Directors and except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, any one or more of the following persons, the Chairman, or any officer, agent or employee of the Corporation who may from time to time be authorized (either generally or in specific instances) by the Board of Directors or by the Chairman to do so, may sign, execute (with or without the seal of the Corporation), verify, acknowledge and deliver in the name and on behalf of the Corporation any agreement, deed, contract, proxy, covenant, bond or other security, or any other document, instrument or writing of any nature.

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SECTION 2.  Execution  of Checks,  All  Evidence  of  Indebtedness  and  Similar
Instruments. All checks, drafts, bills of exchange, notes, acceptances and endorsements and all evidences of indebtedness of the Corporation whatsoever shall be signed by such officers, agents or employees of the Corporation, or any one of them, and in such manner, as from time to time may be determined (either generally or in specific instances) by the Board of Directors or by such officer or officers to whom the Board of Directors may delegate the power so to determine.

                                   ARTICLE VII

                                  CAPITAL STOCK

SECTION 1. Certificate of Stock. The interest of each stockholder shall be evidenced by a certificate representing shares of stock of the Corporation which shall be in such form as the Board of Directors may from time to time adopt. Each such certificate shall be signed by the Chairman or President and Chief Operating Officer or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, shall be sealed with the seal of the Corporation, and shall be countersigned and registered in such manner, if any, as the Board of Directors may prescribe. In case such certificate is signed (i) by a transfer agent or (ii) by a transfer clerk and a registrar, the signature of any such officer, and the seal of the Corporation on such certificate, may be facsimile. In case any officer who shall have signed, or whose facsimile signature shall have been used on any such certificate, shall cease to be such officer of the Corporation, before such certificate shall have been delivered by the Corporation, such certificate may nevertheless be adopted by the Corporation and be issued and delivered as though the person who signed such certificate, or whose facsimile signature shall have been used thereon, had not ceased to be such officer; and such issuance and delivery shall constitute adoption of such certificate by the Corporation. There shall be entered on the stock books of the Corporation the number of each certificate issued, the number of shares represented thereby, the name of the person to whom such certificate was issued and the date of issuance thereof.

SECTION 2. Transfer of Stock. The original stock ledger of the Corporation shall contain the names, alphabetically arranged, and addresses of all persons who are stockholders of the Corporation and the number of shares of stock held by them respectively. Transfer of shares of the stock of the Corporation shall be made only on the books of the Corporation by the holder of record thereof, or by his attorney thereunto duly authorized by a power of attorney executed in writing and filed with t:he Secretary, upon the surrender of the certificate or certificates for such shares properly endorsed, with such evidence of the authenticity of such transfer, authorization and other matters as the Corporation or its agents may reasonably require, and accompanied by all necessary federal and state stock transfer stamps.

SECTION 3. Lost, Stolen or Destroyed Certificates. A certificate for share of the stock of the Corporation may be issued in place of any certificate lost, stolen or destroyed, but only on delivery to the Corporation, if the Board of

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Directors so requires,  of a bond of indemnity,  in form and amount and with one or more sureties satisfactory to the Board, and of such evidence of such loss, theft or destruction as the Board may require.

SECTION 4. Regulations, Transfer Agents and Registrars. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issuance and transfer of certificates for shares of the stock of the Corporation and may appoint transfer agents or registrars, or both, and may require all certificates of stock to bear the signature of either or both. Nothing herein shall be construed to prohibit the Corporation from acting as its own transfer agent at any of its offices.

SECTION 5. Making of Record Date. In lieu of closing the stock transfer books of the Corporation in the manner provided by law, the Board of Directors may fix in advance a date, not more than sixty (60) days nor less than ten (10) days preceding the date of the meeting of stockholders and not more than sixty (60) days preceding the date for the payment of any dividend, or the date of the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the vote of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to, so vote; and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to so vote, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

SECTION 6. Dividends and Reserves. Dividends shall be declared and paid at such times as the Board of Directors may determine, provided that no dividends shall be paid or declared contrary to applicable provisions of law or of the Certificate of Incorporation. The Board of Directors may from time to time set aside out of any funds of the Corporation available for dividends such sum or sums as the Board, in its discretion, may deem proper as a reserve fund for working capital, or to meet contingencies, or for equalizing dividends, or for the purpose of repairing, maintaining or increasing the property or business of the Corporation, or for any other purpose that the Board may deem to be in the best interests of the Corporation. The Board of Directors may, in its discretion, modify or abolish any such reserve at any time.

SECTION 7. Record Ownership. The Corporation shall be entitled to recognize the exclusive right of a person registered as such on the books of the Corporation as the owner of the shares of the Corporation's stock to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares of the part of any other person,


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                                       89


whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VIII

                        BOOKS, ACCOUNTS AND OTHER RECORDS

      Except as otherwise provided by law, the books, accounts and other records of the Corporation shall be kept at such place or places (within or without the State of Delaware) as the Board of Directors or the Chairman may from time to time designate.

                                   ARTICLE IX

                                 CORPORATE SEAL

      The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the figures "1981" and the words "Corporate Seal", and "Delaware." In all cases in which the corporate seal is duly authorized to be used, it may be used by causing it or a facsimile of it to be impressed, affixed, reproduced, engraved or printed.

                                    ARTICLE X

                                   FISCAL YEAR


      The fiscal year of the Corporation shall begin on the first day of January and end on the last day of December in each year.


                                   ARTICLE XI

                INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES

                                AND OTHER AGENTS

SECTION 1. Directors and Executive Officers. The Corporation shall indemnify its directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of alleged occurrences of actions or omissions preceding any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment); provided, however, that t;he Corporation may limit the extent of such indemnification by individual contracts with its Directors and executive officers; and provided, further, that the Corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person or any

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                                       90


proceeding by such person against the Corporation or its directors, officers, employees or other agents unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation or (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law.

SECTION 2. Other Officers, Employees and Other Agents. The Corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

SECTION 3.  Good Faith.

            (a) For purposes of any determination under this Article, a Director or executive officer shall be deemed to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his or her conduct was unlawful, if such action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him or her by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.

            (b) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, that he or she had reasonable cause to believe that his or her conduct was unlawful.

            (c) The provisions of this Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the Delaware General Corporation Law.

SECTION 4. Expenses. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by any Director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Article or otherwise.

      Notwithstanding  the foregoing,  unless otherwise  determined  pursuant to
Section 5 of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made (1) by the Board of Directors by a

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                                       91


majority vote of a quorum consisting of Directors who were not parties to the proceeding, or (2) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

SECTION 5. Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances under this Article shall be deemed to be contractual rights and to be effective to the same extent and as if provided for in a contract between the Corporation and the Director or executive officer who serves in such capacity at any time while this Article and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any right to indemnification or advances granted by this Article to a Director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his or her claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition when the required undertaking has been tendered to the corporation) that the claimant has, not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed but the burden of proving such defense shall be on the corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

SECTION 6. Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent permitted by the Delaware General Corporation Law.

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                                       92


SECTION 7. Survival of Rights. The rights conferred on any person by this Article shall continue as to a person who has ceased to be a Director, officer, employee or other agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 8. Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the Corporation, upon approval by the board of directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Article.

SECTION 9. Amendments. Any repeal or modification of this Article shall only be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

SECTION 10. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director and executive officer to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

SECTION 11. Certain Definitions. For the purposes of this article, the following definitions shall apply:

            (a) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

            (b) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment: and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

            (c) The term "the Corporation" shall include, will addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

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
                                       93


            (d) References to a "director", officer", "employee, or "agent" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

            (e) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a Director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                                   ARTICLE XII

                                   AMENDMENTS

      The By-Laws of the Corporation may be made, altered or repealed at any meeting of the stockholders by the affirmative vote of the holders of a majority of the shares of stock issued and outstanding, and entitled to vote thereat, provided that notice of the general nature of the proposed change in the By-Laws shall have been given the notice of such meeting of the stockholders. The Board of Directors shall also have power to make, alter or repeal the By-Laws of the Corporation by an affirmative vote of a majority of the whole Board at any regular meeting or special meeting of the Board, whether or not notice of a proposed change in the By-Laws shall have been given in the notice of such meeting of the Board, subject always to the power of the stockholders to adopt, amend or repeal the By-Laws.


                                       18